As filed with the Securities and Exchange Commission on November 27, 2009.

1933 Act Registration No. 333-140967

1940 Act Registration No. 811-22023

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 6	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 7	☒

(Check appropriate box or boxes)

Nuveen Managed Accounts Portfolios Trust

(Exact name of Registrant as Specified in Charter)

333 West Wacker Drive, Chicago, Illinois	60606
(Address of Principal Executive Office)	(Zip Code)

Registrant’s Telephone Number, including Area Code: (312) 917-7700

Kevin J. McCarthy Vice President and Secretary 333 West Wacker Drive Chicago, Illinois 60606 (Name and Address of Agent for Service)	Thomas S. Harman Monica L. Parry Morgan, Lewis & Bockius LLP 1111 Pennsylvania Ave. NW Washington, DC 20004

☐	Immediately upon filing pursuant to paragraph (b) of Rule 485	☐	on (date) pursuant to paragraph (a)(1) of Rule 485

☒	on November 30, 2009 pursuant to paragraph (b) of Rule 485	☐	75 days after filing pursuant to paragraph (a)(2) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485	☐	on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

CONTENTS OF POST-EFFECTIVE AMENDMENT NO. 6

This Post-Effective Amendment to the Registration Statement comprises the following papers and contents:

The Facing Sheet

Part A—The Prospectus for the Municipal Total Return Managed Accounts Portfolio

Part B—The Statement of Additional Information for the Municipal Total Return Managed Accounts Portfolio

Part C—Other Information

Signatures

Index to Exhibits

Exhibits

Nuveen Managed Accounts Portfolios Trust is a multi-series investment company that consists of three series. Two of those series, the International Income Managed Accounts Portfolio and the Enhanced Multi-Strategy Income Managed Accounts Portfolio, are not included in this amendment to the Registration Statement and are not affected by this amendment to the Registration Statement.

Prospectus

November 30, 2009

Nuveen Managed Accounts Portfolios Trust

Dependable, tax-free income because it’s not what you earn, it’s what you keep.®

Municipal Total Return
Managed Accounts Portfolio

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

November 30, 2009

Section 1    The Portfolio

Municipal Total Return Managed Accounts Portfolio

This prospectus is intended to provide important information to help you evaluate whether the Municipal Total Return Managed Accounts Portfolio (the “Portfolio”) may be right for you. Developed exclusively for use within Nuveen-sponsored separately managed accounts, the Portfolio is a specialized municipal bond portfolio to be used in combination with selected individual securities to effectively model institutional-level investment strategies. Certain securities in which the Portfolio invests are highly speculative. The Portfolio enables certain Nuveen municipal separately managed account investors to achieve greater diversification and return potential than smaller managed accounts might otherwise achieve by using lower quality, higher yielding securities and to gain access to special investment opportunities normally available only to institutional investors. This prospectus should be read in conjunction with the Form ADV of the separately managed account in which you are investing. Please read the prospectus carefully before investing and keep it for future reference.

NOT FDIC OR GOVERNMENT INSURED MAY LOSE VALUE NO BANK GUARANTEE

Section 1    The Portfolio

Municipal Total Return Managed Accounts Portfolio

Overview

Investment Objectives

The primary investment objective of the Portfolio is to seek attractive total return. The Portfolio also seeks to provide high current income exempt from regular federal income taxes.

Principal Investment Strategies

Nuveen Asset Management (“NAM”), the Portfolio’s investment adviser, uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return. The Portfolio invests in various types of municipal securities, including investment grade (rated BBB/Baa or better), below investment grade (rated BB/Ba or lower) (high yield), and unrated municipal securities. The Portfolio will focus on securities with intermediate to longer term maturities. The Portfolio may invest up to 50% of its net assets in high yield municipal bonds, but will normally invest 10-30% of its net assets in such bonds. The Portfolio may invest up to 5% of its net assets in defaulted bonds.

The Portfolio may invest up to 50% of its net assets in leveraged municipal securities, most notably inverse floating rate securities, which are securities that pay interest at rates that float inversely with changes in prevailing short-term interest rates. The credit quality of the bonds underlying all leveraged municipal securities will be rated AA/Aa or higher, or, if unrated, judged to be of comparable quality by the Portfolio’s investment adviser. The Portfolio may also make forward commitments in which the Portfolio agrees to buy a security for settlement in the future at a price agreed upon today.

The Portfolio is non-diversified and as a result may invest a relatively high percentage of its assets in a limited number of issuers.

As explained on page 1, the Portfolio is a specialized municipal bond portfolio developed exclusively for use within Nuveen-sponsored separately managed accounts.

Principal Risks of Investing

The risks of investing in the Portfolio include market risk, credit risk and interest rate risk. Market risk is the risk that the market values of municipal bonds owned by the Portfolio may decline, at times sharply and unpredictably. Credit risk is the risk that an issuer of a municipal bond may be unable or unwilling to make interest and principal payments when due and the related risk that the value of a bond may decline because of concerns about the issuer’s ability or willingness to make such payments. Credit risk is heightened for the Portfolio because it may invest up to 50% of its net assets in below investment grade municipal bonds, which are commonly referred to as “high yield,” “high risk” or “junk” bonds. High yield bonds, while generally offering higher yields than investment grade bonds with similar maturities, involve greater risks, including the possibility of default or bankruptcy, and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Interest rate risk is the risk that the value of the Portfolio will decline because of rising interest rates. Interest rate risk may be increased by the Portfolio’s investment in inverse floating rate securities because of the leveraged nature of these investments. In addition, inverse floating rate securities are generally more volatile than fixed rate bonds and have varying degrees of liquidity. As a non-diversified portfolio, the Portfolio may invest more of its assets in a single issuer than a diversified portfolio. A portion of the Portfolio’s otherwise exempt-interest dividends may be subject to the federal alternative minimum tax. As with any mutual fund investment, loss of money is a risk of investing.

Section 1    The Portfolio

Portfolio Performance

The following bar chart and table provide some indication of the potential risks of investing in the Portfolio. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart below shows the variability of the Portfolio’s performance.

Annual Total Return*

*	Year-to-date total return as of September 30, 2009 was 18.06%.

During the one-year period ended December 31, 2008, the Portfolio’s highest and lowest quarterly returns were 1.18% and -3.61%, respectively, for the quarters ended June 30, 2008 and September 30, 2008.

The table below shows the variability of the Portfolio’s average annual returns and how they compare over the time periods indicated with those of a broad measure of market performance and an index of funds with similar investment objectives. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.

	Average Annual Total Returns for the Periods Ended December 31, 2008
	1 Year	Since Inception (May 31, 2007)
Returns Before Taxes:	-4.93%	-1.75%
Returns After Taxes:
On Distributions	-4.93%	-1.75%
On Distributions and Sales of Shares	-1.67%	-0.82%
Barclays Capital 7-Year Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	4.58%	5.71%
Barclays Capital Municipal Bond Index (reflects no deduction for taxes or certain expenses)	-2.47%	0.10%

Section 1    The Portfolio

Costs of Investing

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Transaction Expenses

paid directly from your investment

Maximum Sales Charge Imposed on Purchases	None
Maximum Sales Charge Imposed on Reinvested Dividends	None
Exchange Fees	None
Deferred Sales Charge	None

Annual Portfolio Operating Expenses

Paid From Portfolio Assets

Management Fees[1]	None
Other Operating Expenses	0.25%
Total Annual Portfolio Operating Expenses—Gross[2]	0.25%
Fee Waiver/Expense Reimbursements[2]	(0.25%	)
Total Annual Portfolio Operating Expenses—Net[2]	0.00%

1.	The Portfolio itself pays no management fees. You will, however, continue to incur the management fee for the amount invested in the Portfolio through the separately managed account associated with such investment.
2.	NAM has agreed irrevocably during the existence of the Portfolio to waive all fees and pay or reimburse all expenses of the Portfolio, except for interest expense, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses.

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the Portfolio’s expenses remain the same. Your actual costs may be higher or lower.

	Redemption	No Redemption
1 Year	$0	$0
3 Years	$0	$0
5 Years	$0	$0
10 Years	$0	$0

NAM and its affiliates are absorbing all expenses of operating the Portfolio (other than interest expense, taxes, fees incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) and do not charge any fees directly to the Portfolio. You should be aware, however, that the Portfolio is an integral part of a municipal separately managed account product managed by NAM and available only through certain separately managed account program sponsors. Participants in these programs pay a fee to the sponsor of the program in connection with their separately managed account. You should read carefully the program brochure provided to you by the sponsor or your investment adviser. That brochure is required to include information about the fees charged to you by the sponsor and the fees paid by the sponsor to NAM and its affiliates. You pay no additional fees or expenses to purchase shares of the Portfolio.

Section 1    The Portfolio

Section 2    How We Manage Your Money

To help you better understand the Portfolio, this section includes a detailed discussion of the Portfolio’s investment and risk management strategies. For a more complete discussion of these matters, please see the statement of additional information, which is available by calling (800) 990-6864.

Nuveen Asset Management (“NAM”), the Portfolio’s investment adviser and also the investment adviser to the separately managed accounts with which the Portfolio is associated, provides advisory and investment management services to a broad range of investment company, institutional and individual clients. NAM is responsible for the selection and on-going monitoring of the securities in the Portfolio’s investment portfolio, managing the Portfolio’s business affairs and providing certain clerical, bookkeeping and other administrative services. NAM is located at 333 West Wacker Drive, Chicago, IL 60606. NAM is a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen Investments”).

On November 13, 2007, Nuveen Investments was acquired by investors led by Madison Dearborn Partners, LLC, which is a private equity investment firm based in Chicago, Illinois (the “MDP Acquisition”). The investor group led by Madison Dearborn Partners, LLC includes affiliates of Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”). Merrill Lynch has since been acquired by Bank of America Corporation. NAM has adopted policies and procedures that address arrangements involving NAM and Bank of America Corporation (including Merrill Lynch) that may give rise to certain conflicts of interest.

The Portfolio is dependent upon services and resources provided by its investment adviser, NAM, and therefore the investment adviser’s parent, Nuveen Investments. Nuveen Investments significantly increased its level of debt in connection with the MDP Acquisition. Nuveen Investments believes that monies generated from operations and cash on hand will be adequate to fund debt service requirements, capital expenditures and working capital requirements for the foreseeable future; however, Nuveen Investments’ ability to continue to fund these items, to service its debt and to maintain compliance with covenants in its debt agreements may be affected by general economic, financial, competitive, legislative, legal and regulatory factors and by its ability to refinance or repay outstanding indebtedness with scheduled maturities beginning in 2013. In the event that Nuveen Investments breaches certain of the covenants included in its debt agreements, the breach of such covenants may result in the accelerated payment of its outstanding debt, increase the cost of such debt or generally have an adverse effect on the financial condition of Nuveen Investments.

NAM is responsible for the execution of specific investment strategies and day-to-day investment operations. The day-to-day operation of the Portfolio and the execution of its specific investment strategies are the responsibility of the portfolio manager described below. The Portfolio does not pay any direct management or other fees. See “Costs of Investing” above for more information on this arrangement.

Section 2    How We Manage Your Money

Martin J. Doyle, CFA, Managing Director and Senior Portfolio Manager, is the portfolio manager for the Portfolio. Mr. Doyle joined Nuveen Investments in 1987 and became a portfolio manager in 1998. Since 1999, he has been responsible for overseeing the investment team that manages NAM’s municipal institutional and separately managed accounts.

Additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Portfolio’s investment portfolio is provided in the statement of additional information. The statement of additional information is available free of charge by calling (800) 990-6864.

Information regarding the Board of Trustees’ approval of the Portfolio’s investment management agreement is currently available in the Portfolio’s annual report for the year ended July 31, 2009.

The Portfolio’s investment objectives may not be changed without shareholder approval. The following investment policies may be changed by the Board of Trustees without shareholder approval unless otherwise noted in this prospectus or the statement of additional information.

Municipal Obligations

The Portfolio invests primarily in municipal bonds that pay interest that is exempt from regular federal income tax. Income from these bonds may be subject to the federal alternative minimum tax and the income taxes of your state.

States, local governments and municipalities and other issuing authorities issue municipal bonds to raise money for various public purposes such as building public facilities, refinancing outstanding obligations and financing general operating expenses. These bonds include general obligation bonds, which are backed by the full faith and credit of the issuer and may be repaid from any revenue source, and revenue bonds, which may be repaid only from the revenue of a specific facility or source.

The Portfolio may purchase municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. In order to reduce this risk, the Portfolio will, in making purchase decisions, take into consideration the issuer’s incentive to continue making appropriations until maturity.

In evaluating municipal bonds of different credit qualities or maturities, NAM takes into account the size of yield spreads. Yield spread is the additional projected return that the Portfolio may acquire by taking on additional credit risk or interest rate risk. For example, yields on low quality bonds are higher than yields on high quality bonds because investors must be compensated for incurring the higher credit risk associated with low quality bonds. If, in the view of NAM, yield spreads do not provide adequate compensation for the additional risk associated with low quality bonds, the Portfolio may buy bonds of relatively higher quality. Similarly, in evaluating bonds of different maturities, NAM evaluates the comparative yield available on these bonds. If yield spreads on long-term bonds do not compensate the Portfolio adequately for the additional interest rate risk the Portfolio must assume, the

Section 2    How We Manage Your Money

Portfolio may buy bonds of relatively shorter maturity. In addition, municipal bonds in a particular sector may provide higher yields relative to their risk compared to bonds in other sectors. If that occurs, the Portfolio may buy more bonds from issuers in that sector. As a result of the foregoing conclusions, the Portfolio’s portfolio composition would change from time to time.

Credit Quality

The Portfolio may purchase municipal bonds that are rated investment grade (BBB/Baa or higher) or below investment grade (BB/Ba or lower) by at least one independent rating agency at the time of purchase. The Portfolio may also purchase unrated bonds that are deemed by NAM to be of comparable quality to either investment grade or below investment grade bonds. The Portfolio may invest up to 5% of its net assets in defaulted municipal bonds. “Defaulted” means that the bond’s issuer has not paid principal or interest on time. Municipal bonds that are rated or deemed to be below investment grade (BB/Ba or lower) are commonly known as “high yield,” “high risk” or “junk” bonds. They typically offer higher yields but involve greater risks, including a greater possibility of default or bankruptcy, and increased market price volatility.

Portfolio Maturity and Duration

The Portfolio buys municipal bonds with different maturities in pursuit of its investment objectives, but will generally maintain, under normal market conditions, an investment portfolio with an overall weighted average maturity target of approximately 12 to 25 years. The Portfolio will generally maintain a weighted average portfolio duration target of approximately 7 to 11 years. Maturity measures the time until a bond is scheduled to make its final payment. Duration measures the expected life of all of a bond’s cash flows (interest and principal payments) on a present value basis, taking into account the bond’s yield, interest payments and final maturity. Duration is a reasonably accurate measure of a bond’s price sensitivity to changes in interest rates. The longer the duration of a bond, the greater the bond’s price sensitivity is to changes in interest rates.

Inverse Floating Rate Securities

The Portfolio may invest up to 50% of its net assets in municipal securities whose coupons vary inversely with changes in short-term tax-exempt interest rates and which therefore are a leveraged investment in an underlying municipal bond (or securities with similar economic characteristics). These securities present special risks for two reasons: (i) if short-term interest rates rise (fall), the income the Portfolio earns on the inverse floating rate security will fall (rise); and (ii) if long-term interest rates rise (fall), the value of the inverse floating rate security will fall (rise) more than the value of the underlying bond because of the leveraged nature of the investment. The Portfolio will seek to buy these securities at attractive values and yields that more than compensate the Portfolio for their higher income and price volatility and reduced liquidity.

Short-Term Investments

Under normal market conditions, the Portfolio may invest up to 20% of net assets in short-term investments, such as short-term, high quality municipal bonds or tax-exempt money market funds. See “How We Manage Risk—Hedging and Other Defensive Investment Strategies.” The Portfolio may invest in short-term, high quality taxable securities or shares of taxable money market funds if suitable short-term municipal bonds or shares of tax-exempt money market funds are not available at reasonable prices and

Section 2    How We Manage Your Money

yields. If the Portfolio invests in taxable securities, it may not achieve its investment objectives. For more information on eligible short-term investments, see the statement of additional information.

When-Issued, Delayed-Delivery and Forward Commitment Transactions

The Portfolio may enter into contracts to purchase securities for a specified price at a future date later than the normal settlement date. These transactions involve an additional element of risk because, although the Portfolio will not have made any cash outlay prior to the settlement date, the Portfolio will own the security for practical purposes and the value of the security may decline before that settlement date.

Such municipal “forwards” pay higher interest rates after settlement than standard bonds to compensate the buyer for bearing market risk but deferring income during the settlement period, and can often be bought at attractive prices and yields. For instance, if the Portfolio knows that a portfolio bond will be or is likely to be called or mature on a specific future date, the Portfolio may buy a forward settling on or about that date to replace the called or maturing bond and “lock in” a currently attractive interest rate. Also, the Portfolio may invest up to 15% of its net assets in forwards that do not serve to replace a specific bond.

Portfolio Holdings

A description of the Portfolio’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the Portfolio’s statement of additional information. Certain portfolio holdings information is available at www.nuveen.com by clicking the “Managed Accounts” link under the “Our Products” section of the home page and following the Municipal Total Return link under the Nuveen Asset Management section. By following these links, you can obtain a list of the Portfolio’s top ten holdings and a complete list of portfolio holdings as of the end of the most recent month. The portfolio holdings information on the website is generally made available approximately 5 business days following the end of each most recent month. This information will remain available on the website until the Portfolio files with the Securities and Exchange Commission its annual, semiannual or quarterly holdings report for the fiscal period that includes the date(s) as of which the website information is current.

Investment Philosophy

NAM believes that the tax treatment of municipal securities and the structural characteristics in the municipal securities market create opportunities to enhance the after-tax total return and diversification of the investment portfolios of taxable investors.

Investment Process

NAM believes that a value-oriented investment strategy that seeks to identify underrated and undervalued securities and sectors is positioned to capture the opportunities inherent in the municipal securities market and potentially outperform the general municipal securities market over time. The primary elements of NAM’s investment process are:

•	Credit Analysis and Surveillance

•	Sector Analysis

Section 2    How We Manage Your Money

•	Limited Position Size and Industry Concentration

•	Trading Strategies

•	Sell Discipline

•	Yield Curve and Structural Analysis

Portfolio Turnover

The Portfolio buys and sells portfolio securities in the normal course of its investment activities. The proportion of the Portfolio’s investment portfolio that is sold and replaced with new securities during a year is known as the Portfolio’s portfolio turnover rate.

Risk is inherent in all investing. Investing in a mutual fund—even the most conservative—involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. In addition, the Portfolio’s investment style may not be successful in realizing the Portfolio’s investment objectives. Therefore, before investing you should consider carefully the following risks that you assume when you invest in the Portfolio. Because of these and other risks, you should consider an investment in the Portfolio to be a long-term investment.

Market risk: The Portfolio is subject to market risk. Market risk is the risk that the market values of municipal bonds owned by the Portfolio will decline, at times sharply and unpredictably. Market values of municipal bonds are affected by a number of different factors, including changes in interest rates, the credit quality of bond issuers, and general economic and market conditions. Lower-quality municipal bonds may suffer larger price declines and more volatility than higher-quality bonds in response to negative issuer-specific developments or general economic news. During times of low demand or decreased liquidity in the municipal bond market, prices of bonds, particularly lower-quality bonds, may decline sharply without regard to changes in interest rates or issuer-specific credit-related events. Such periods of decreased liquidity may occur when dealers that make a market in municipal bonds are unable or unwilling to do so, particularly during periods of economic or financial distress.

Credit risk: The Portfolio is subject to credit risk. Credit risk is the risk that an issuer of a municipal bond may be unable or unwilling to make interest and principal payments when due and the related risk that the value of a bond would likely decline because of concerns about the issuer’s ability or willingness to make such payments. Credit risk is heightened for the Portfolio, which may invest up to 50% of its net assets in below investment grade municipal bonds and up to 5% in defaulted municipal bonds. Below investment grade bonds, while generally offering higher yields than investment grade bonds with similar maturities, involve greater risks, including the possibility of default or bankruptcy, and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. In addition, the Portfolio may purchase municipal bonds that represent lease obligations that involve special risks because the issuer may not be obligated to appropriate money annually to make payments under the lease.

Interest rate risk: Because the Portfolio invests in fixed-income securities, the Portfolio is subject to interest rate risk. Interest rate risk is the risk that the

Section 2    How We Manage Your Money

value of the Portfolio’s portfolio will decline because of rising interest rates. Interest rate risk is generally lower for shorter-term investments and higher for longer-term investments. Interest rate risk may be increased by the Portfolio’s investment in inverse floating rate securities and forward commitments because of the leveraged nature of these investments.

Non-diversified risk: As a non-diversified portfolio (i.e., a portfolio that can take greater than 5% positions in securities of any one issuer with respect to its entire portfolio), the Portfolio may have greater exposure to volatility than a diversified portfolio. Because the Portfolio may invest a larger percentage of its assets in securities of a single company or industry, the performance of that company or industry can have a substantial impact on share price.

Income risk: Income risk is the risk that the income from the Portfolio’s securities will decline because of falling market interest rates. This can result when the Portfolio invests the proceeds from new share sales, or from matured or called bonds, at market interest rates that are below the portfolio’s current earnings rate. Also, if the Portfolio invests in inverse floating rate securities, whose income payments vary inversely with changes in short-term market rates, the Portfolio’s income may decrease if short-term interest rates rise.

Inflation risk: Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions.

Borrowing and leverage risks: The Portfolio may borrow for temporary or emergency purposes, including to meet redemption requests, pay dividends, repurchase its shares, or clear portfolio transactions. Borrowing may exaggerate changes in the net asset value of the Portfolio’s shares and may affect the Portfolio’s net income. When the Portfolio borrows money, it must pay interest and other fees, which will reduce the Portfolio’s returns if such costs exceed the returns on the portfolio securities purchased or retained with such borrowings. Any such borrowings are intended to be temporary. However, under certain market conditions, including periods of low demand or decreased liquidity in the municipal bond market, such borrowings might be outstanding for longer periods of time. In addition, when the Portfolio invests in certain derivative securities, including, but not limited to, inverse floating rate securities, when-issued securities, forward commitments, futures contracts and interest rate swaps, it is effectively leveraging its investments. Certain investments or trading strategies that involve leverage can exaggerate changes in the net asset value of the Portfolio’s shares and can result in losses that exceed the amount originally invested.

Leveraged securities risk: The Portfolio may invest up to 50% of its net assets in inverse floating rate securities which create effective leverage. Because these securities create leveraged exposure to underlying municipal bonds, the amount the Portfolio invests in such securities exposes it to risks and potential returns to a greater extent than the amount actually invested. The interest payments the Portfolio receives on such securities vary inversely with the short-term financing rates paid by the securities’ issuers, and those interest payments will decrease if short-term interest rates increase. In addition, the value of these securities will vary by more than the value of the underlying bonds due to the leveraged nature of the investments. Also, the holder of the floating rate securities that has provided the leverage associated with the Portfolio’s inverse floating rate securities may cause the Portfolio to purchase or otherwise retire those floating rate securities (i.e., to effectively cause the Portfolio to repay the

Section 2    How We Manage Your Money

leverage provided by such holder), which may require the Portfolio to raise cash through the sale of portfolio securities at times and at prices that are not desirable for the Portfolio.

Tax risk: Income from municipal bonds held by the Portfolio could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a bond issuer. In addition, a portion of the Portfolio’s otherwise exempt-interest dividends may be taxable to those Shareholders subject to the federal alternative minimum tax.

A variety of risk management strategies are utilized to help protect your capital during periods of market uncertainty or weakness. These strategies include investment limitations, and may include hedging. While these strategies are utilized to control or reduce risk, there is no assurance that they will succeed.

Investment Limitations

The Portfolio has adopted certain investment limitations (based on total assets) that cannot be changed without shareholder approval and are designed to limit your investment risk and avoid excessive concentration. For example, the Portfolio may not invest more than 25% of its total assets in any one industry such as electric utilities or health care.

Temporary Short-Term Investments

The Portfolio may invest up to 100% of its assets in cash, cash equivalents and short-term investments as a temporary defensive measure in response to adverse market conditions. In addition, the Portfolio may invest in cash equivalents and short term investments to keep cash on hand fully invested. During these periods, the weighted average maturity of the Portfolio’s investment portfolio may fall below the defined range described under “What Securities We Invest In—Portfolio Maturity and Duration” (above) and the Portfolio may not achieve its objective of providing high current income exempt from regular federal income taxes. The Portfolio does not expect that it will invest substantial amounts in short-term investments as a defensive measure except under extraordinary circumstances.

Derivatives and Other Investment Strategies

In addition to the Portfolio’s principal investment strategies, the Portfolio may also use various investment strategies designed to limit or optimize the risk of bond price fluctuations. These hedging strategies include using financial futures contracts, swap contracts, options on financial futures, options on swap contracts or other derivative securities whose prices, in NAM’s opinion, correlate with the prices of the Portfolio’s investments. NAM uses these strategies to shorten or lengthen the effective duration, and therefore the interest rate risk, of the Portfolio’s portfolio, and to adjust other aspects of the Portfolio’s risk/return profile. The Portfolio may use these strategies if the Portfolio deems it more efficient from a transaction cost, total return or income standpoint than investing in cash securities.

Section 2    How We Manage Your Money

Section 3    General Information

Eligible Investors

Portfolio shares may be purchased only by or on behalf of separately managed account clients where NAM has an agreement to serve as investment adviser or sub-adviser to the account with the separately managed account program sponsor (typically a registered investment adviser or broker-dealer) or directly with the client. The Portfolio intends to redeem shares held by or on behalf of a shareholder who ceases to be an eligible investor as described above, and each shareholder, by purchasing shares, agrees to any such redemption.

Calculation of Share Price

Shares may be purchased on any business day, which is any day the New York Stock Exchange (the “NYSE”) is open for business and normally ends at 4 p.m. New York time. Generally, the NYSE is closed on weekends and national holidays. The share price you pay will depend on when the Portfolio receives your order. Orders will generally be placed on your behalf by NAM as manager of your municipal separately managed account. Orders received by the Portfolio, and verified as described below, before the close of trading on a business day will receive that day’s closing share price, otherwise you will receive the next business day’s price.

The timing of the investment in the Portfolio as part of your separately managed account will depend on several factors, including, but not limited to, verification with your financial advisor or firm that NAM is authorized to trade on behalf of the separately managed account, confirmation of the separately managed account investment parameters, funding of the account, liquidation of existing securities, and specific order placement procedures of separately managed account sponsors.

Investment Minimums

There are no minimum initial investment requirements. The municipal separately managed accounts with which the Portfolio is associated typically impose relatively large minimum investment requirements, which will operate as an effective minimum for the Portfolio. The Portfolio, however, reserves the right to reject purchase orders and to implement portfolio-level minimum investment requirements.

Redemption Procedures

Shares may be redeemed on any business day. Typically, the redemption request will be initiated either by you through the separately managed account program advisor reducing or totally liquidating your municipal separately managed account or by the portfolio manager for your separately managed account redeeming shares on your behalf in order to raise cash to fund the purchase of individual municipal bonds or other investments within your separately managed account. You will receive the share price next determined after the Portfolio has received your properly completed redemption request. Your direct or indirect redemption request must be received before the close of trading for you to receive that day’s price.

In most cases, purchase and redemption orders are made to the broker-dealer who executes trades for the applicable separately managed account

Section 3    General Information

based on instructions from the separately managed account adviser in its capacity as investment adviser or sub-adviser to the account.

Redemptions may be suspended when trading on the NYSE is restricted or during an emergency that makes it impracticable for the Portfolio to dispose of its securities or to determine fairly the value of its net assets or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Portfolio may delay redemption payments for more than seven days as permitted by law.

The Portfolio pays tax-free dividends monthly out of its net investment income for that month, and any taxable capital gains or other taxable distributions once a year in December.

Dividends and capital gains and other distributions will be paid only in cash and will not be reinvested in additional shares of the Portfolio. For further information, contact your financial advisor or call Nuveen Investments at (800) 990-8684.

Taxes and Tax Reporting

Because the Portfolio invests primarily in municipal bonds, the regular monthly dividends you receive will generally be exempt from regular federal income tax. All or a portion of these dividends, however, may be subject to state and local taxes or to the federal alternative minimum tax.

Although the Portfolio does not seek to realize taxable income or capital gains, the Portfolio may realize and distribute taxable income or capital gains from time to time as a result of the Portfolio’s normal investment activities. The Portfolio’s distributions of these amounts are taxed as ordinary income or capital gains. These distributions may also be subject to state and local tax. Dividends from the Portfolio’s long-term capital gains are taxable as capital gains, while dividends from short-term capital gains and net investment income are generally taxable as ordinary income. The Portfolio’s taxable dividends are not expected to qualify for a dividends received deduction if you are a corporate shareholder or for the lower tax rates on qualified dividend income.

Early in each year, you will receive a statement detailing the amount and nature of all dividends and capital gains that you were paid during the prior year. You will receive the statement from the sponsor of your separately managed account program.

If you receive Social Security or railroad retirement benefits, you should consult your tax advisor about how an investment in the Portfolio may affect the taxation of your benefits.

Please consult the statement of additional information and your tax advisor for more information about taxes.

Buying or Selling Shares Close to a Record Date

Buying Portfolio shares shortly before the record date for a taxable dividend is commonly known as “buying the dividend.” The entire dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price. Similarly, if you sell or exchange Portfolio shares shortly before the record date for a tax-exempt dividend, a portion of

Section 3    General Information

the price you receive may be treated as a taxable capital gain even though it reflects tax-free income the Portfolio has earned but not yet distributed.

Taxable Equivalent Yields

The taxable equivalent yield is the current yield you would need to earn on a taxable investment in order to equal on an after tax basis a stated federal tax-free yield on a municipal investment. To assist you in comparing municipal investments like the Portfolio with fully taxable alternative investments, the table below presents the taxable equivalent yields for a range of hypothetical federal tax-free yields and tax rates:

Taxable Equivalent of Tax-Free Yields	To Equal a Tax-Free Yield of:
	2.00%	3.00%	4.00%	5.00%
Tax Bracket:	A Taxable Investment Would Need to Yield:
25%	2.67%	4.00%	5.33%	6.67%
28%	2.78%	4.17%	5.56%	6.94%
33%	2.99%	4.48%	5.97%	7.46%
35%	3.08%	4.62%	6.15%	7.69%

The yields and tax rates shown above are hypothetical and do not predict your actual returns or effective tax rate. For more detailed information, see the statement of additional information or consult your tax advisor.

The price you pay for your shares is based on the Portfolio’s net asset value per share, which is determined as of the close of trading (normally 4:00 p.m. New York time) on each day the NYSE is open for business. Net asset value is calculated for the Portfolio by taking the market value of the total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the Portfolios’ Board of Trustees or its delegate.

In determining net asset value, expenses are accrued and applied daily, and securities and other assets for which market quotations are available are valued daily at market value. The prices of fixed income securities are provided by a pricing service and are based on the mean between the bid and asked price. When price quotes are not readily available, which is typically the case for municipal bonds, the pricing service establishes a security’s fair value based on various factors, including prices of comparable fixed income securities utilizing a matrix pricing system. Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be different from the value realized upon the sale of the security.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate at fair value. These securities generally include but are not limited to, restricted securities (securities that may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an

Section 3    General Information

event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of net asset value; a security with respect to which an event has occurred that is likely to make it difficult or impossible to obtain a reliable market quotation; and, a security whose price, as provided by the pricing service, does not reflect the security’s “fair value.” As a general principle, the current “fair value” of a security is the amount that the owner might reasonably expect to receive for it upon its current sale. A variety of factors may be considered in determining the fair value of such securities. See the statement of additional information for details.

The Portfolio is intended for long-term investment, and should not be used for excessive trading. Excessive trading in the Portfolio’s shares can disrupt portfolio management, lead to higher operating costs, and cause other operating inefficiencies for the Portfolio. However, the Portfolio is also mindful that shareholders may have valid reasons for periodically purchasing and redeeming Portfolio shares.

Because the Portfolio is designed to be a component of a separately managed account that also invests in individual securities and other investments, its shares may be purchased or redeemed on a frequent basis for rebalancing purposes, to invest new monies, or to accommodate reductions in account size. The Portfolio is managed in a manner that is consistent with its role in the separately managed account. Because all purchase and redemption orders are initiated by NAM, separately managed account clients are not in a position to effect purchase or redemption orders and are, therefore, unable to directly trade in shares of the Portfolio.

The Portfolio has adopted a Frequent Trading Policy that seeks to balance the need to prevent excessive trading in Portfolio shares while offering investors the flexibility in managing their financial affairs to make periodic purchases and redemptions of Portfolio shares.

The Frequent Trading Policy generally limits an investor to four “round trip” trades in a 12-month period. A “round trip” is the purchase and subsequent redemption of Portfolio shares, including by exchange. Each side of a round trip may be comprised of either a single transaction or a series of closely-spaced transactions.

The Portfolio reserves the right in its sole discretion to waive unintentional or minor violations (including transactions below certain dollar thresholds) if it determines that doing so would not harm the interests of shareholders. In addition, certain categories of redemptions may be excluded from the application of the Frequent Trading Policy, as described in more detail in the statement of additional information. These include, among others, redemptions pursuant to systematic withdrawal plans, redemptions in connection with the total disability or death of the investor, involuntary redemptions by operation of law, redemptions in payment of account or plan fees, and certain redemptions by retirement plans, including redemptions in connection with qualifying loans or hardship withdrawals, termination of plan participation, return of excess contributions, and required minimum distributions. The Portfolio may also modify or suspend the Frequent Trading Policy without notice during periods of market stress or other unusual circumstances.

Section 3    General Information

The Portfolio reserves the right to impose restrictions on purchases or exchanges that are more restrictive than those stated above if it determines, in its sole discretion, that a transaction or a series of transactions involves market timing or excessive trading that may be detrimental to shareholders. The Portfolio also reserves the right to reject any purchase order, including exchange purchases, for any reason. For example, the Portfolio may refuse purchase orders if the Portfolio would be unable to invest the proceeds from the purchase order in accordance with the Portfolio’s investment policies and/or objectives, or if the Portfolio would be adversely affected by the size of the transaction, the frequency of trading in the account or various other factors. For more information about the Portfolio’s Frequent Trading Policy and its enforcement, see “Purchase and Redemption of Shares—Frequent Trading Policy” in the statement of additional information.

The custodian of the assets of the Portfolio is State Street Bank & Trust Company, P.O. Box 5043, Boston, Massachusetts 02206-5043. The custodian also provides certain accounting services to the Portfolio. The Portfolio’s transfer, shareholder services and dividend paying agent, Boston Financial Data Services, Inc., P.O. Box 8530, Boston, Massachusetts 02266-8530, performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

Section 3    General Information

Section 4    Financial Highlights

The financial highlights table is intended to help you understand the Portfolio’s financial performance for the life of the Portfolio. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio. The information has been audited by PricewaterhouseCoopers LLP, whose report for the most recent fiscal year, along with the Portfolio’s financial statements, are included in the annual report, which is available upon request.

Municipal Total Return Managed Accounts Portfolio

		Investment Operations			Less Distributions					Ratios/Supplemental Data
Year Ended July 31,	Beginning Net Asset Value	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Ratios of Expenses to Average Net Assets(c)		Ratios of Net Investment Income to Average Net Assets(c)		Portfolio Turnover Rate
2009	$9.78	$.49	$.01	$.50	$(.48)	$—	$(.48)	$9.80	5.35%	$92,354	—%		5.12%		23%
2008	10.12	.49	(.37)	.12	(.46)	—	(.46)	9.78	1.17	49,024	—		4.41		55
2007(d)	10.00	.07	.05	.12	—	—	—	10.12	1.20	5,569	—	*	3.92	*	7

*	Annualized.

(a)	Per share Net Investment Income is calculated using the average daily shares method.

(b)	Total Return is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total Return is not annualized.

(c)	After expense reimbursement from NAM.

(d)	For the period May 31, 2007 (commencement of operations) through July 31, 2007.

Section 4    Financial Highlights

Nuveen Managed Accounts Portfolios Trust

Several additional sources of information are available to you, including the codes of ethics adopted by the Portfolio, Nuveen Investments and NAM. The statement of additional information, incorporated by reference into this prospectus, contains detailed information on the policies and operation of the Portfolio. Additional information about the Portfolio’s investments is available in the annual and semi-annual reports to shareholders. In the Portfolio’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Portfolio’s most recent statement of additional information and annual and semi-annual reports are available, free of charge, by calling Nuveen at (800) 990-6864 or through your financial advisor.

You may also obtain this and other Portfolio information directly from Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 551-8090 for room hours and operation. You may also request Portfolio information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Room at 100 F Street, NE, Washington, D.C. 20549-0102.

The Portfolio is a series of Nuveen Managed Accounts Portfolios Trust, whose Investment Company Act file number is 811-22023

Distributed by

Nuveen Investments, LLC

333 West Wacker Drive

Chicago, Illinois 60606

(800) 990-6864

www.nuveen.com

MPR-MAPS-1109P NA

November 30, 2009

NUVEEN MANAGED ACCOUNTS PORTFOLIOS TRUST

Municipal Total Return Managed Accounts Portfolio

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to, and should be read in conjunction with, the Prospectus for the Municipal Total Return Managed Accounts Portfolio (the “Portfolio”) dated November 30, 2009. The Prospectus may be obtained, without charge, by written request to Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530, or by calling (800) 990-6864.

The audited financial statements for the Portfolio appear in the Portfolio’s Annual Report dated July 31, 2009; such financial statements are incorporated herein by reference and are available without charge by calling (800) 257-8787.

THE TRUST

The Portfolio is a series of the Nuveen Managed Accounts Portfolios Trust (the “Trust”) an open-end management investment company organized as a Massachusetts business trust on November 14, 2006. The Trust is a series company under SEC Rule 18f-2. The Trust currently has three series. As a series of the Trust the Portfolio represents shares of beneficial interest in a separate portfolio of securities and other assets, with its own objectives and policies. It is non-diversified for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”). The Portfolio was developed exclusively for use within Nuveen-sponsored separately managed accounts.

The Board of Trustees of the Trust (the “Board of Trustees”) is authorized to issue an unlimited number of shares in one or more series, which may be divided into classes of shares. Each currently authorized and outstanding series consists of one class of shares. The Board of Trustees has the right to establish additional series and classes of shares in the future, to change those series or classes, and to determine the preferences, voting powers, rights and privileges thereof.

The Trust is not required and does not intend to hold annual meetings of shareholders. Shareholders owning more than 10% of the outstanding shares of the Portfolio have the right to call a special meeting to remove trustees or for any other purpose.

Certain matters under the 1940 Act that must be submitted to a vote of the holders of the outstanding voting securities of a series company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of the Portfolio.

The Trust is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Trust’s Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Trust’s Declaration of Trust further provides for indemnification out of the assets and property of the Trust for all loss and expense of any shareholder personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations. The Trust believes the likelihood of these circumstances is remote.

INVESTMENT POLICIES AND INVESTMENT PORTFOLIO

Investment Policies

The investment objectives and certain fundamental investment policies of the Portfolio are described in the Prospectus. The Portfolio, as a fundamental policy, may not, without the approval of the holders of a majority of the shares of the Portfolio:

(1) Invest more than 10% of its total assets in securities other than Municipal Obligations and short-term securities, as described in the Prospectus, except the Portfolio may invest up to 5% of its net assets in tax-exempt or taxable fixed-income or equity securities for the purpose of acquiring control of an issuer whose municipal bonds (a) the Portfolio already owns and (b) have deteriorated or are expected shortly to deteriorate significantly in credit quality, provided Nuveen Asset Management (“NAM”) determines such investment should enable the Portfolio to better maximize its existing investment in such issuer. Municipal Obligations are municipal bonds that pay interest that is exempt from regular federal income taxes.

(2) Borrow money, except as permitted by the Investment Company Act of 1940 (the “1940 Act”) and exemptive orders granted thereunder.

(3) Pledge, mortgage or hypothecate its assets, except that, to secure borrowings permitted by (2) above, it may pledge securities having a market value at the time of pledge not exceeding 10% of the value of the Portfolio’s total assets.

(4) Issue senior securities as defined in the 1940 Act, except to the extent such issuance might be involved with respect to borrowings described under (2) above or with respect to transactions involving futures contracts or other derivatives or the writing of options within the limits described in the Prospectus and this Statement of Additional Information, or involving investments in Municipal Obligations that themselves incorporate an element of leverage.

(5) Underwrite any issue of securities, except to the extent that the purchase or sale of Municipal Obligations or other securities in accordance with its investment objective, policies and limitations, may be deemed to be an underwriting.

(6) Purchase or sell real estate, but this shall not prevent the Portfolio from investing in Municipal Obligations secured by real estate or interests therein or foreclosing upon and selling such security.

(7) Purchase or sell commodities or commodities contracts or oil, gas or other mineral exploration or development programs, except for transactions involving futures contracts within the limits described in the Prospectus and this Statement of Additional Information.

(8) Make loans, except as permitted by the 1940 Act and exemptive orders granted thereunder.

(9) Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

(10) Invest more than 25% of its total assets in securities of issuers in any one industry; provided, however, that such limitations shall not be applicable to Municipal Obligations issued by governments or political subdivisions of governments, and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

With respect to investment policy (2) above, the 1940 Act currently permits borrowings provided that immediately thereafter there is an asset coverage of at least 300% for all borrowings.

For the purpose of applying the limitations set forth in investment policy (10) above, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non- governmental user, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental entity or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity.

Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. Where a security is insured by bond insurance, it shall not be considered a security issued or guaranteed by the insurer; instead the issuer of such security will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Portfolio’s assets that may be invested in securities insured by any single insurer.

Except with respect to investment policy (2) above, the foregoing restrictions and limitations, as well as the Portfolio’s policies as to ratings of portfolio investments, will apply only at the time of purchase of securities, and the percentage limitations will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities, unless otherwise indicated.

The foregoing fundamental investment policies, together with the investment objective of the Portfolio, cannot be changed without approval by holders of a “majority of the Portfolio’s outstanding voting shares.” As defined in the 1940 Act, this means the vote of (i) 67% or more of the Portfolio’s shares present at a meeting, if the holders of more than 50% of the Portfolio’s shares are present or represented by proxy, or (ii) more than 50% of the Portfolio’s shares, whichever is less.

In addition, the Portfolio, as a non-fundamental policy that may be changed by the Board of Trustees, may not:

(1) Invest more than 15% of its net assets in “illiquid” securities, including repurchase agreements maturing in more than seven days.

(2) Invest more than 50% of its total assets in inverse floating rate securities.

(3) Purchase securities when borrowings exceed 5% of its total assets. If due to market fluctuations or other reasons, the value of the Portfolio’s assets falls below 300% of its borrowings, the Portfolio will reduce its borrowings within 3 business days.

Portfolio Securities

As described in the Prospectus, the Portfolio invests primarily in a portfolio of Municipal Obligations issued within the 50 states and certain U.S. possessions and territories. In general, Municipal Obligations include debt obligations issued by states, cities and local authorities to obtain funds for various public purposes, including construction of a wide range of public facilities such as airports, bridges, highways, hospitals, housing, mass transportation, schools, streets and water and sewer works. Industrial development bonds and pollution control bonds that are issued by or on behalf of public authorities to finance various privately-rated facilities are included within the term Municipal Obligations if the interest paid thereon is exempt from federal income tax.

The investment assets of the Portfolio will consist of (1) Municipal Obligations that are rated at the time of purchase within the four highest grades (Baa or BBB or better) by Moody’s Investors Service, Inc. (“Moody’s”), by Standard and Poor’s Corporation (“S&P”) or by Fitch, Inc. (“Fitch”), (2) Municipal Obligations rated BB/Baa or lower, (3) unrated Municipal Obligations, and (4) temporary investments, the income from which may be subject to state income tax or both state and federal income taxes. The Portfolio may invest up to 50% of its net assets in leveraged Municipal Obligations, particularly inverse floaters. The credit quality of the bonds underlying all leveraged Municipal Obligations will be rated AA/Aa or higher by S&P, Moody’s or Fitch or, if unrated, judged to be of comparable quality by NAM. The Portfolio may invest up to 5% of its net assets in defaulted Municipal Obligations. “Defaulted” means that the municipal bond’s issuer has not paid principal or interest on time. See Appendix A for more information about ratings by Moody’s, S&P, and Fitch.

As described in the Prospectus, the Portfolio may invest in Municipal Obligations that constitute participations in a lease obligation or installment purchase contract obligation (collectively, “Lease Obligations”) of a municipal authority or entity. Although Lease Obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged, a Lease Obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payments due under the Lease Obligation. However, certain Lease Obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although non-appropriation Lease Obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In evaluating securities for purchase the Portfolio will take into account the incentive of the issuer to appropriate under the lease among other factors. Some Lease Obligations may be illiquid under certain circumstances. Lease Obligations normally provide a premium interest rate which along with regular amortization of the principal may make them attractive for a portion of the assets of the Portfolio.

Obligations of issuers of Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its Municipal Obligations may be materially affected.

Investments in Inverse Floating Rate Securities

The Portfolio may invest in inverse floating rate municipal securities or “inverse floaters,” whose rates vary inversely to interest rates on a specified short-term municipal bond index or on another instrument. Such securities involve special risks as compared to conventional fixed-rate bonds. Should short-term interest rates rise, the Portfolio’s investment in inverse floaters likely would adversely affect the Portfolio’s earnings and distributions to shareholders. Also, because changes in the interest rate on the other index or other instrument inversely affect the rate of interest received on an inverse floater, and because inverse floaters essentially represent a leveraged investment in a long-term bond, the value of an inverse floater is generally more volatile than that of a conventional fixed-rate bond having similar credit quality, redemption provisions and maturity. Although volatile in value, inverse floaters typically offer the potential for yields substantially exceeding the yields available on conventional fixed-rate bonds with comparable credit quality, coupon, call provisions and maturity. The markets for inverse floating rate securities may be less developed and have less liquidity than the markets for conventional securities.

Portfolio Trading and Turnover

The Portfolio will make changes in its investment portfolio from time to time in order to take advantage of opportunities in the municipal market and to limit exposure to market risk. The Portfolio may also engage in short-term trading consistent with its investment objectives. Securities may be sold in anticipation of market decline or purchased in anticipation of market rise and later sold. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what NAM believes to be a temporary disparity in the normal yield relationship between the two securities. The Portfolio may make changes in its investment portfolio to limit its exposure to changing market conditions. Changes in the Portfolio’s investments are known as “portfolio turnover.” While it is impossible to predict future portfolio turnover rates, the annual portfolio turnover rate for the Portfolio is generally not expected to exceed 75%. However, the Portfolio reserves the right to make changes in its investments whenever it deems such action advisable and, therefore, the Portfolio’s annual portfolio turnover rate may exceed 75% in particular years depending upon market conditions.

When-Issued or Delayed-Delivery Securities

The Portfolio may purchase and sell Municipal Obligations on a when-issued or delayed-delivery basis. When-issued and delayed-delivery transactions arise when securities are purchased or sold with payment and delivery beyond the regular settlement date. (When-issued transactions normally settle within 15-45 days.) On such transactions the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. The commitment to purchase securities on a when-issued or delayed-delivery basis may involve an element of risk because the value of the securities is subject to market fluctuation, no interest accrues to the purchaser prior to settlement of the transaction, and at the time of delivery the market value may be less than cost. At the time the Portfolio makes the commitment to purchase a Municipal Obligation on a when-issued or delayed-delivery basis, it will record the transaction and reflect the amount due and the value of the security in determining its net asset value. Likewise, at the time the Portfolio makes the commitment to sell a Municipal Obligation on a delayed-delivery basis, it will record the transaction and include the proceeds to be received in determining its net asset value; accordingly, any fluctuations in the value of the Municipal Obligation sold pursuant to a delayed-delivery commitment are ignored in calculating net asset value so long as the commitment remains in effect. The Portfolio will maintain designated readily marketable assets at least equal in value to commitments to purchase when-issued or delayed-delivery securities, such assets to be designated or segregated by the Custodian specifically for the settlement of such commitments, if necessary. The Portfolio will only make commitments to purchase Municipal Obligations on a when-issued or delayed-delivery basis with the intention of actually acquiring the securities, but the Portfolio reserves the right to sell these securities before the settlement date if it is deemed advisable. If a when-issued security is sold before delivery any gain or loss would not be tax-exempt. The Portfolio commonly engages in when- issued transactions in order to purchase or sell newly-issued Municipal Obligations, and may engage in delayed-delivery transactions in order to manage its operations more effectively.

The Portfolio also may buy when-issued and delayed-delivery securities that settle more than 60 days after purchase. These transactions are called “forwards.” Municipal “forwards” pay higher interest after settlement than standard bonds, to compensate the buyer for bearing market risk and deferring income during the settlement period, and can often be bought at attractive prices and yields. If the Portfolio knows that a portfolio bond will, or is likely to, be called or mature on a specific future date, the Portfolio may buy forwards settling on or about that date to replace the called or maturing bond and “lock in” a currently attractive interest rate. The Portfolio also may invest up to 15% of its assets in forwards that do not serve to replace a specific portfolio bond.

Illiquid Securities

The Portfolio may invest in illiquid securities (i.e., securities that are not readily marketable). For purposes of this restriction, illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), but that are deemed to be illiquid; and repurchase agreements with maturities in excess of seven days. However, the Portfolio will not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Portfolio’s net assets. The Board of Trustees or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation. The Board of Trustees has delegated to NAM the day-to-day determination of the illiquidity of any fixed-income security, although it has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Board of Trustees has directed NAM to look to such factors as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; and the amount of time normally needed to dispose of the security, the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), and (iii) other permissible relevant facts.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board of Trustees or its delegate. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Portfolio should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable, the Portfolio will take such steps as is deemed advisable, if any, to protect liquidity.

Hedging and Other Actions

The Portfolio may periodically engage in hedging transactions. Hedging is a term used for various methods of seeking to preserve portfolio capital value by offsetting price changes in one investment through making another investment whose price should tend to move in the opposite direction. It may be desirable and possible in various market environments to partially hedge the Portfolio’s portfolio against fluctuations in market value due to interest rate fluctuations by investment in financial futures and index futures as well as related put and call options on such instruments, or by entering into interest rate swap, credit default swap, or total return swap transactions or options on such swaps under the same circumstances (“anti-correlated investments”). Hedging also refers to investments or techniques designed to alter the portfolio’s investment characteristics (e.g., duration, credit quality) to more closely resemble a benchmark or other target. Such investments or techniques may operate to increase absolute levels of risk.

When the Portfolio enters into an index or financial futures contract, it is required to post an initial deposit of 1% to 5% of the total contract price. Typically, futures or option on futures holders enter into offsetting closing transactions to enable settlement in cash rather than taking delivery of the underlying security in the future. The Portfolio will only sell covered futures contracts, which means that the Portfolio segregates assets equal to the amount of the obligations.

These transactions present certain risks. In particular, the imperfect correlation between price movements in the instrument used in a risk reducing hedge and price movements in the securities being hedged creates the possibility that losses on the hedge by the Portfolio may be greater than gains in the value of the securities in the Portfolio’s portfolio being hedged, or that the gain on the hedge may be less than the losses on the Portfolio’s portfolio securities. In addition, the markets for futures, swaps and options may not be liquid in all circumstances. As a result, in volatile markets, the Portfolio may not be able to close out the hedging transaction without incurring losses substantially greater than the initial deposit. Finally, the potential daily deposit requirements in futures or swap contracts or options sold on futures or swap contracts create an ongoing greater potential financial risk than do purchasing option transactions, where the exposure is limited to the cost of the initial premium. Losses due to certain hedging transactions may reduce yield.

Net gains, if any, from hedging and other portfolio transactions will be distributed as taxable ordinary income or capital gains distributions to shareholders.

The Portfolio will invest in these instruments only in markets believed by NAM to be active and sufficiently liquid. For further information regarding these investment strategies and risks presented thereby, see Appendix B to this Statement of Additional Information.

The Portfolio reserves the right for liquidity or defensive purposes (such as thinness in the market for municipal securities or an expected substantial decline in value of long-term obligations), to invest temporarily up to 20% of its assets in obligations issued or guaranteed by the U.S. Government and its agencies or instrumentalities. Interest on each instrument is taxable for federal income tax purposes and would reduce the amount of tax-free interest payable to shareholders.

Short-Term Investments

The Prospectus discusses briefly the ability of the Portfolio to invest a portion of their assets in federally tax-exempt or taxable short-term securities or shares of money market funds (“short-term investments”). Short-term investments will not exceed 20% of the Portfolio’s assets except when made for defensive purposes. The Portfolio will invest only in taxable short-term investments that are either U.S. government securities or are rated within the highest grade by Moody’s, S&P, or Fitch and mature within one year from the date of purchase or carry a variable or floating rate of interest. See Appendix A for more information about ratings by Moody’s, S&P, and Fitch.

The Portfolio may invest in the following federally tax-exempt short-term investments:

Bond Anticipation Notes (BANs) are usually general obligations of state and local governmental issuers, which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer’s access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

Tax Anticipation Notes (TANs) are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. Tax anticipation notes are usually general obligations of the issuer. A weakness in an issuer’s capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer’s ability to meet its obligations on outstanding TANs.

Revenue Anticipation Notes (RANs) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer’s ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

Construction Loan Notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

Bank Notes are notes issued by local government bodies and agencies as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied, but they are frequently issued to meet short-term working capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

Tax-Exempt Commercial Paper (Municipal Paper) represents very short-term unsecured, negotiable promissory notes, issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources, to the extent the Portfolios are available therefrom. Maturities of municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of municipal paper.

Certain Municipal Obligations may carry variable or floating rates of interest whereby the rate of interest is not fixed, but varies with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt money market index.

While these various types of notes as a group represent the major portion of the tax-exempt note market, other types of notes are occasionally available in the marketplace and the Portfolio may invest in such other types of notes to the extent permitted under its investment objectives, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

Municipal Money Market Funds that pay interest income exempt from regular federal and, in some cases, state and local income taxes. The Portfolio will bear its proportionate share of the money market fund’s fees and expenses.

U.S. Government Direct Obligations are issued by the United States Treasury and include bills, notes and bonds.

—Treasury	bills are issued with maturities of up to one year. They are issued in bearer form, are sold on a discount basis and are payable at par value at maturity.

—Treasury	notes are longer-term interest bearing obligations with original maturities of one to seven years.

—Treasury	bonds are longer-term interest-bearing obligations with original maturities from five to thirty years.

U.S. Government Agencies Securities—Certain federal agencies have been established as instrumentalities of the United States Government to supervise and finance certain types of activities. These agencies include, but are not limited to, the Bank for Cooperatives, Federal Land Banks, Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal National Mortgage Association, Government National Mortgage Association, Export-Import Bank of the United States, and Tennessee Valley Authority. Issues of these agencies, while not direct obligations of the United States Government, are either backed by the full faith and credit of the United States or are guaranteed by the Treasury or supported by the issuing agencies’ right to borrow from the Treasury. There can be no assurance that the United States Government itself will pay interest and principal on securities as to which it is not legally so obligated.

The Portfolio may also invest in the following taxable short-term investments:

Certificates of Deposit (CDs)—A certificate of deposit is a negotiable interest bearing instrument with a specific maturity. CDs are issued by banks in exchange for the deposit of funds and normally can be traded in the secondary market, prior to maturity. The Portfolio will only invest in U.S. dollar denominated CDs issued by U.S. banks with assets of $1 billion or more.

Commercial Paper—Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations. Maturities on these issues vary from a few days to nine months. Commercial paper may be purchased from U.S. corporations.

Taxable Money Market Funds—These funds pay interest income that is taxable on the federal and state levels. The Portfolio will bear its proportionate share of the money market fund’s fees and expenses.

Other Corporate Obligations—The Portfolio may purchase notes, bonds and debentures issued by corporations if at the time of purchase there is less than one year remaining until maturity or if they carry a variable or floating rate of interest.

Repurchase Agreements—A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. government or Municipal Obligations) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed upon repurchase price determines the yield during the Portfolio’s holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Portfolio will only enter into repurchase agreements with dealers, domestic banks or recognized financial institutions that in the opinion of NAM present minimal credit risk. The risk to the Portfolio is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral subsequently declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Portfolio might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Portfolio may be delayed or limited. NAM will monitor the value of collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that the value always equals or exceeds the agreed upon price. In the event the value of the collateral declined below the repurchase price, NAM will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price. The Portfolio will not invest more than 10% of its assets in repurchase agreements maturing in more than seven days.

Non-Investment Grade Debt Securities (Junk Bonds)

The Portfolio may invest up to 50% of its net assets in below investment grade Municipal Obligations. Municipal Obligations rated below investment grade (BB/Ba or lower) are commonly known as “high-yield,” “high risk” or “junk” bonds. Junk bonds, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below. Refer to Appendix A of this Statement of Additional Information for a discussion of securities ratings.

(1) Effect of Interest Rates and Economic Changes. The municipal junk bond market is relatively new and its growth has paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such an economic downturn could severely disrupt the market for and adversely affect the value of such securities.

All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. In addition, the market values of junk bond securities tend to reflect individual corporate developments to a greater extent than do the market values of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Junk bond securities also tend to be more sensitive to economic conditions than are higher rated securities. As a result, they generally involve more credit risk than securities in the higher rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of junk bond securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The risk of loss due to default by an issuer of these securities is significantly greater than by an issuer of higher rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a junk bond security defaults, the Portfolio may incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these and thus in the Portfolio’s net asset value.

The value of a junk bond security will generally decrease in a rising interest rate market and, accordingly, so will the Portfolio’s net asset value. If the Portfolio experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of junk bond securities, the Portfolio may be forced to liquidate these securities at a substantial discount. Any such liquidation would reduce the Portfolio’s asset base over which expenses could be allocated and could result in a reduced rate of return for the Portfolio.

(2) Payment Expectations. Junk bond securities typically contain redemption, call, or prepayment provisions that permit the issuer of securities containing such provisions to redeem the securities at its discretion. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, the Portfolio may have to replace the securities with lower yielding securities, which could result in a lower return for the Portfolio.

(3) Credit Ratings. Credit ratings are issued by credit rating agencies and are indicative of the rated securities’ safety of principal and interest payments. They do not, however, evaluate the market value risk of junk bond securities and, therefore, may not fully reflect the true risks of such an investment. In addition, credit rating agencies may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in junk bonds will depend more upon credit analysis by NAM than investments in investment grade debt securities. NAM employs its own credit research and analysis, which includes a study of the issuer’s existing debt, capital structure, ability to service debts and pay dividends, sensitivity to economic conditions, operating history, and current earnings trend. NAM continually monitors the Portfolio’s investments and carefully evaluates whether to dispose of or to retain junk bond securities whose credit ratings or credit quality may have changed.

(4) Liquidity and Valuation. The Portfolio may have difficulty disposing of certain junk bond securities because there may be a thin trading market for such securities. Not all dealers maintain markets in all junk bond securities. As a result, there is no established retail secondary market for many of these securities. The Portfolio anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. The lack of a liquid secondary market for certain securities may also make it more difficult for the Portfolio to obtain accurate market quotations for purposes of valuing its securities. Market quotations are generally available on many junk bond issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of junk bond securities, especially in a thinly traded market.

The Portfolio may invest up to 5% of its net assets in defaulted Municipal Obligations. Municipal Obligations in the lowest rating categories may be in default and are generally regarded as having poor prospects of attaining any real investment standing. A default or expected default in a Municipal Obligation owned by the Portfolio could result in a significant decline in the value of that Municipal Obligation.

Structured Notes

The Portfolio may invest in structured notes, including “total rate of return swaps” with rates of return determined by reference to the total rate of return on one or more loans references in such notes. The rate of return on a structured note may be determined by applying a multiplier to the rate of total return on the referenced loan or loans. Application of a multiplier is comparable to the use of leverage which magnifies the potential for gain and the risk of loss because a relatively small decline in the value of a referenced note could result in a relatively large loss in the value of the structured note.

Mortgage-Backed Securities

The Portfolio may invest in fixed-income obligations backed by a pool of mortgages. Mortgage-backed securities are issued both by U.S. government agencies, including the Government National Mortgage Association (GNMA) the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC) and by private entities. The payment of interest and principal on securities issued by U.S. government agencies is guaranteed by the full faith and credit of the U.S. Government (in the case of GNMA securities) or the issuer (in the case of FNMA and FHLMC securities). However, the guarantees do not apply to the market prices and yields of these securities, which vary with changes in interest rates. Mortgage-backed securities issued by private entities are structured similarly to mortgage-backed securities issued by GNMA, FNMA and FHLMC. These securities and the underlying mortgages are not guaranteed by government agencies. However, these securities generally are structured with one or more types of credit enhancement by a third party. Mortgage-backed securities permit borrowers to prepay their underlying mortgages. Prepayments by borrowers on underlying obligations can alter the effective maturity of these instruments.

Zero Coupon Bonds

The Portfolio may invest in zero coupon bonds. Zero coupon bonds make no periodic interest payments, but are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, market interest rates, and the issuer’s perceived credit quality. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity date approaches. If the issuer defaults, the Portfolio may not receive any return on its investment. Because zero coupon securities pay no coupon interest, their value is generally more volatile when interest rates change than the value of bonds of the same maturity that pay coupon interest.

Standby Commitments

The Portfolio may obtain standby commitments when it purchases Municipal Obligations. A standby commitment gives the holder the right to sell the underlying security to the seller at an agreed-upon price on certain dates or within a specified period. The Portfolio will acquire standby commitments solely to facilitate portfolio liquidity and not with a view to exercising them at a time when the exercise price may exceed the current value of the underlying securities. If the exercise price of a standby commitment held by the Portfolio should exceed the current value of the underlying securities, the Portfolio may refrain from exercising the standby commitment in order to avoid causing the issuer of the standby commitment to sustain a loss and thereby jeopardizing the Portfolio’s business relationship with the issuer. The Portfolio will enter into standby commitments only with banks and securities dealers that, in the opinion of NAM, present minimal credit risks. However, if a securities dealer or bank is unable to meet its obligation to repurchase the security when the Portfolio exercises a standby commitment, the Portfolio might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere. Standby commitments will be valued at zero in determining the Portfolio’s net asset value.

Lending of Portfolio Securities

The Portfolio may lend its portfolio securities, up to 33 1/3% of its total assets, including collateral received, to broker-dealers or institutional investors. Such loans will be secured continuously by collateral at least equal to the value of the securities lent by “marking to market” daily. The Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer of the securities lent and will retain the right to call, upon notice, the lent securities. The Portfolio may also receive interest on the investment of the collateral or a fee from the borrower as compensation for the loan. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail.

MANAGEMENT

The management of the Trust, including general supervision of the duties performed for the Portfolio under the Management Agreement with NAM, is the responsibility of the Board of Trustees. The number of trustees of the Trust is nine, one of whom is an “interested person” (as the term “interested person” is defined in the 1940 Act) and eight of whom are not interested persons (referred to herein as “independent trustees”). None of the independent trustees has ever been a trustee, director or employee of, or consultant to, Nuveen or its affiliates. The names, business addresses and birthdates of the trustees and officers of the Portfolio, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below. The trustees of the Trust are directors or trustees, as the case may be, of 75 Nuveen-sponsored open-end funds (the “Nuveen Mutual Funds”) and 123 Nuveen-sponsored closed-end funds (collectively with the Nuveen Mutual Funds the “Nuveen Funds”).

Name, Business Address and Date of Birth	Position(s) Held with the Portfolio	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Independent Trustees:

Robert P. Bremner 333 West Wacker Drive Chicago, IL 60606 (8/22/40)	Chairman of the Board and Trustee	Term—Indefinite* Length of Service— Since inception	Private Investor and Management Consultant; Treasurer and Director Humanities Council of Washington D.C.	198	N/A

Jack B. Evans 333 West Wacker Drive Chicago, IL 60606 (10/22/48)	Trustee	Term—Indefinite* Length of Service— Since inception	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; President Pro Tem of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	198	See Principal Occupation description

Name, Business Address and Date of Birth	Position(s) Held with the Portfolio	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

William C. Hunter 333 West Wacker Drive Chicago, IL 60606 (3/6/48)	Trustee	Term—Indefinite* Length of Service— Since inception	Dean (since 2006) Tippie College of Business, University of Iowa; Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; formerly, Director (1997-2007), Credit Research Center at Georgetown University; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (May 2005-October 2005) of SS&C Technologies, Inc.	198	See Principal Occupation description

David J. Kundert 333 West Wacker Drive Chicago, IL 60606 (10/28/42)	Trustee	Term—Indefinite* Length of Service— Since inception	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Bank One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Investment Committee, Greater Milwaukee Foundation.	198	See Principal Occupation description

Name, Business Address and Date of Birth	Position(s) Held with the Portfolio	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

William J. Schneider 333 West Wacker Drive Chicago, IL 60606 (9/24/44)	Trustee	Term—Indefinite* Length of Service—Since inception	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; Member, University of Dayton Business School Advisory Council; Member, Dayton Philharmonic Orchestra Association; formerly, Director, Dayton Development Coalition; formerly, Member, Business Advisory Council, Cleveland Federal Reserve Bank.	198	See Principal Occupation description

Judith M. Stockdale 333 West Wacker Drive Chicago, IL 60606 (12/29/47)	Trustee	Term—Indefinite* Length of Service—Since inception	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	198	N/A

Carole E. Stone 333 West Wacker Drive Chicago, IL 60606 (6/28/47)	Trustee	Term—Indefinite* Length of Service—Since 2007	Director, C2 Options Exchange, Incorporated (since 2009); Director, Chicago Board Options Exchange (since 2006); Commissioner, New York State Commission on Public Authority Reform (since 2005); formerly, Chair, New York Racing Association Oversight Board (2005-2007), Director, New York State Division of the Budget (2000-2004), Chair, Public Authorities Control Board (2000-2004) and Director, Local Government Assistance Corporation (2000-2004).	198	See Principal Occupation description

Name, Business Address and Date of Birth	Position(s) Held with the Portfolio	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Terence J. Toth 333 West Wacker Drive Chicago, IL 60606 (9/29/59)	Trustee	Term—Indefinite* Length of service— Since 2008	Director, Legal & General Investment Management (since 2008); Managing Partner, Musso Capital Management (since 2008); formerly, CEO and President, Northern Trust Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member: Goodman Theatre Board (since 2004); Chicago Fellowship Board (since 2005), University of Illinois Leadership Council Board (since 2007) and Catalyst Schools of Chicago Board (since 2008); formerly Member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	198	See Principal Occupation description

Interested Trustee:

John P. Amboian** 333 West Wacker Drive Chicago, IL 60606 (6/14/61)	Trustee	Term—Indefinite* Length of service— Since 2008	Chief Executive Officer (since July 2007) and Director (since 1999) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Asset Management and Nuveen Investments Advisors, Inc.; formerly, President (1999-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.***	198	See Principal Occupation description

*	Each trustee serves an indefinite term until his or her successor is elected.
**	Mr. Amboian is an “interested person” of the Trust, as defined in the 1940 Act, by reason of his positions with Nuveen Investments, Inc. (“Nuveen Investments”) and certain of its subsidiaries.
***	Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management (“NAM”), effective January 1, 2005.

Name, Business Address and Date of Birth	Position(s) Held with the Portfolio	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Served by Officer

Officers of the Portfolio:

Gifford R. Zimmerman 333 West Wacker Drive Chicago, IL 60606 (9/9/56)	Chief Administrative Officer	Term—Until July 2010 Length of Service— Since inception	Managing Director (since 2002), Assistant Secretary and Associate General Counsel, of Nuveen Investments, LLC; Managing Director (since 2002), Associate General Counsel and Assistant Secretary of Nuveen Asset Management; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), NWQ Investment Management Company, LLC (since 2002), Tradewinds Global Investors, LLC, (since 2006), Santa Barbara Asset Management, LLC (since 2006) and Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); formerly, Managing Director (2002-2004), General Counsel (1998-2004) and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.*; Chartered Financial Analyst.	198

Mark J.P. Anson 333 West Wacker Drive Chicago, IL 60606 (6/10/59)	Vice President	Term—Until July 2010 Length of Service— Since 2009	President and Executive Director of Nuveen Investments, Inc. (since 2007); President of Nuveen Investments Institutional Services Group LLC (since 2007); previously, Chief Executive Officer of British Telecom Pension Scheme (2006-2007); Chief Investment Officer of Calpers (1999-2006); PhD, Chartered Financial Analyst, Chartered Alternative Investment Analyst, Certified Public Accountant, Certified Management Accountant and Certified Internal Auditor.	198

Nizida Arriaga 333 West Wacker Drive Chicago, IL 60606 (6/1/68)	Vice President	Term—Until July 2010 Length of Service— Since 2009	Vice President of Nuveen Investments, LLC (since 2007); previously, Portfolio Manager, Allstate Investments, LLC (1996-2006); Chartered Financial Analyst.	198

Michael T. Atkinson 333 West Wacker Drive Chicago, IL 60606 (2/3/66)	Vice President	Term—Until July 2010 Length of Service—Since inception	Vice President (since 2002) of Nuveen Investments, LLC; Vice President of Nuveen Asset Management (since 2005).	198

Alan A. Brown 333 West Wacker Drive Chicago, IL 60606 (8/1/62)	Vice President	Term—Until July 2010 Length of Service—Since 2007	Executive Vice President, Mutual Funds, Nuveen Investments, LLC (since 2005), previously, Managing Director and Chief Marketing Officer (2001-2005).	75

Name, Business Address and Date of Birth	Position(s) Held with the Portfolio	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Served by Officer

Margo L. Cook 333 West Wacker Drive Chicago, IL 60606 (4/11/64)	Vice President	Term—Until July 2010 Length of Service— Since 2009	Executive Vice President (since Oct 2008) of Nuveen Investments, Inc.; previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Mgt (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	198

Martin J. Doyle 333 West Wacker Drive Chicago, IL 60606 (3/30/65)	Vice President	Term—Until July 2010 Length of Service—Since 2007	Managing Director of Nuveen Investments, LLC (since 2006), previously, Vice President (1999-2006), Chartered Financial Analyst.	1

Lorna C. Ferguson 333 West Wacker Drive Chicago, IL 60606 (10/24/45)	Vice President	Term—Until July 2010 Length of Service—Since inception	Managing Director (since 2004), formerly, Vice President of Nuveen Investments, LLC; Managing Director (since 2005) of Nuveen Asset Management; formerly, Managing Director (2004-2005) and Vice President (1998-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.*	198

Stephen D. Foy 333 West Wacker Drive Chicago, IL 60606 (5/31/54)	Vice President and Controller	Term—Until July 2010 Length of Service—Since inception	Vice President (since 1993) and Funds Controller (since 1998) of Nuveen Investments, LLC; Vice President (since 2005) of Nuveen Asset Management; Certified Public Accountant.	198

Scott S. Grace 333 West Wacker Drive Chicago, IL 60606 (8/20/1970)	Vice President & Treasurer	Term—Until July 2010 Length of Service— Since 2009	Managing Director, Corporate Finance & Development, Treasurer (since September 2009) of Nuveen Investments, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Financial Analyst.	198

William T. Huffman 333 West Wacker Drive Chicago, IL 60606 (5/7/69)	Vice President	Term—Until July 2010 Length of Service— Since 2009	Chief Operating Officer, Municipal Fixed Income (since 2008) of Nuveen Asset Management; previously, Chairman, President and Chief Executive Officer (2002-2007) of Northern Trust Global Advisors, Inc. and Chief Executive Officer (2007) of Northern Trust Global Investments Limited; CPA.	134

Walter M. Kelly 333 West Wacker Drive Chicago, IL 60606 (2/24/1970)	Chief Compliance Officer and Vice President	Term—Until July 2010 Length of Service—Since inception	Senior Vice President (since 2008), formerly, Vice President, formerly, Assistant Vice President and Assistant General Counsel (2003-2006) of Nuveen Investments, LLC; Senior Vice President (since 2008) and Assistant Secretary (since 2003), formerly, Vice President (2006-2008) of Nuveen Asset Management; previously, Assistant Vice President and Assistant Secretary of the Nuveen Funds (2003-2006).	198

Name, Business Address and Date of Birth	Position(s) Held with the Portfolio	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Served by Officer

David J. Lamb 333 West Wacker Drive Chicago, IL 60606 (3/22/63)	Vice President	Term—Until July 2010 Length of Service—Since inception	Senior Vice President (since 2009), formerly, Vice President (2000-2009) of Nuveen Investments, LLC; Vice President of Nuveen Asset Management (since 2005); Certified Public Accountant.	198

Tina M. Lazar 333 West Wacker Drive Chicago, IL 60606 (8/27/61)	Vice President	Term—Until July 2010 Length of Service—Since inception	Senior Vice President (since 2009), formerly, Vice President (1999-2009) of Nuveen Investments, LLC; Vice President of Nuveen Asset Management (since 2005).	198

Larry W. Martin 333 West Wacker Drive Chicago, IL 60606 (7/27/51)	Vice President and Assistant Secretary	Term—Until July 2010 Length of Service—Since inception	Vice President, Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; Vice President (since 2005) and Assistant Secretary of Nuveen Investments, Inc.; Vice President (since 2005) and Assistant Secretary (since 1997) of Nuveen Asset Management; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC and Santa Barbara Asset Management LLC (since 2006) and of Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); formerly, Vice President and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.*	198

Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606 (3/26/66)	Vice President and Secretary	Term—Until July 2010 Length of Service—Since 2007	Managing Director (since 2008), formerly, Vice President (2007-2008) of Nuveen Investments, LLC; Managing Director (since 2008), Vice President and Assistant Secretary (since 2007) of Nuveen Asset Management; Vice President and Assistant Secretary of Nuveen Investment Advisers Inc., Nuveen Investment Institutional Services Group LLC, NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc.; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	198

Name, Business Address and Date of Birth	Position(s) Held with the Portfolio	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Served by Officer

John V. Miller 333 West Wacker Drive Chicago, IL 60606 (4/10/67)	Vice President	Term—Until July 2010 Length of Service—Since 2007	Chief Investment Officer and Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Asset Management; Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Investments, LLC; Chartered Financial Analyst.	134

Gregory Mino 333 West Wacker Drive Chicago, IL 60606 (1/4/71)	Vice President	Term—Until July 2010 Length of Service— Since 2009	Vice President of Nuveen Investments, LLC (since 2008); previously, Director (2004-2007) and Executive Director (2007-2008) of UBS Global Asset Management; previously, Vice President (2000-2003) and Director (2003-2004) of Merrill Lynch Investment Managers; Chartered Financial Analyst.	198

Christopher M. Rohrbacher 333 West Wacker Drive Chicago, IL 60606 (8/1/71)	Vice President and Assistant Secretary	Term—Until July 2010 Length of Service—Since 2008	Vice President and Assistant Secretary of Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary of Nuveen Asset Management (since 2008); prior thereto, Associate, Skadden, Arps, Slate Meagher & Flom LLP (2002-2008).	198

James F. Ruane 333 West Wacker Drive Chicago, IL 60606 (7/3/62)	Vice President and Assistant Secretary	Term—Until July 2010 Length of Service—Since 2007	Vice President, Nuveen Investments, LLC (since 2007); prior thereto, Partner (2005-2007), formerly, senior tax manager (2002-2005) of Deloitte & Touche USA LLP; Certified Public Accountant.	198

John S. White 333 West Wacker Drive Chicago, IL 60606 (5/12/67)	Vice President	Term—Until July 2010 Length of Service—Since 2007	Senior Vice President (since 2009), formerly, Vice President (2006-2009), formerly, Assistant Vice President (2002-2006) of Nuveen Investments, LLC; Lieutenant Colonel (since 2007), United States Marine Corps Reserve (ret. since 2008), formerly, Major (since 2001).	75

Mark L. Winget 333 West Wacker Drive Chicago, IL 60606 (12/21/68)	Vice President and Assistant Secretary	Term—Until July 2010 Length of Service—Since 2008	Vice President and Assistant Secretary of Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary of Nuveen Asset Management (since 2008); prior thereto, Counsel, Vedder Price P.C. (1997-2007).	198

*	Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into NAM, effective January 1, 2005.

Board Committees

The Board of Trustees of the Portfolio has five standing committees: the Executive Committee, the Audit Committee, the Nominating and Governance Committee, the Dividend Committee and the Compliance, Risk Management and Regulatory Oversight Committee.

Robert P. Bremner, Chair, Judith M. Stockdale and John P. Amboian serve as the current members of the Executive Committee of the Portfolio’s Board of Trustees. The Portfolio’s Executive Committee, which meets between regular meetings of the Portfolio’s Board of Trustees, is authorized to exercise all of the powers of the Portfolio’s Board of Trustees. During the fiscal year ended July 31, 2009, the Executive Committee did not meet.

The Dividend Committee is authorized to declare distributions on the Portfolio’s shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The members of the Dividend Committee are Jack B. Evans, Chair, Judith Stockdale and Terence J. Toth. During the fiscal year ended July 31, 2009, the Dividend Committee met five times for all funds in the Trust.

The Audit Committee monitors the accounting and reporting policies and practices of the Portfolio, the quality and integrity of the financial statements of the Portfolio, compliance by the Portfolio with legal and regulatory requirements and the independence and performance of the external and internal auditors. The members of the Audit Committee are Jack B. Evans, Robert P. Bremner, David Kundert, Chair, William J. Schneider and Terence J. Toth, each of whom is an independent trustee of the Portfolio. During the fiscal year ended July 31, 2009, the Audit Committee met four times.

Nomination of independent trustees is committed to a Nominating and Governance Committee composed of the independent trustees of the Portfolio. The Committee operates under a written charter adopted and approved by the Portfolio’s Board of Trustees. The Nominating and Governance Committee is responsible for trustee selection and tenure; selection and review of committees; and trustee education and operations. In addition, the Committee monitors performance of legal counsel and other service providers; periodically reviews and makes recommendations about any appropriate changes to trustee compensation; and has the resources and authority to discharge its responsibilities, including retaining special counsel and other experts or consultants at the expense of the Portfolio. In the event of a vacancy on the Portfolio’s Board of Trustees, the Nominating and Governance Committee receives suggestions from various sources as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new trustees and reserves the right to interview all candidates and to make the final selection of any new trustees. The members of the Nominating and Governance Committee are Robert P. Bremner, Chair, Jack B. Evans, William C. Hunter, David J. Kundert, Judith M. Stockdale, William J. Schneider, Carole E. Stone and Terence J. Toth. During the fiscal year ended July 31, 2009, the Nominating and Governance Committee met four times.

The Compliance, Risk Management and Regulatory Oversight Committee is responsible for the oversight of compliance issues, risk management, and other regulatory matters affecting the Portfolio that are not otherwise the jurisdiction of the other board committees. As part of its duties regarding compliance matters, the Committee is responsible for the oversight of the Pricing Procedures of the Portfolio and the Valuation Group. The members of the Compliance, Risk Management and Regulatory Oversight Committee are William C. Hunter, William J. Schneider, Chair, Judith M. Stockdale and Carole E. Stone. During the fiscal year ended July 31, 2009, the Compliance, Risk Management and Regulatory Oversight Committee met four times.

Independent Chairman

The trustees have elected Robert P. Bremner as the independent Chairman of the Board of Trustees. Specific responsibilities of the Chairman include (a) presiding at all meetings of the Board of Trustees and of the shareholders; (b) seeing that all orders and resolutions of the trustees are carried into effect; and (c) maintaining records of and, whenever necessary, certifying all proceedings of the trustees and the shareholders.

Compensation

The following table shows, for each independent trustee, (1) the aggregate compensation, including deferred amounts, paid by the Trust for its fiscal year ended July 31, 2009, (2) the amount of total compensation each trustee elected to defer from the Trust for its fiscal year ended July 31, 2009 and (3) the total compensation paid to each trustee by the Nuveen fund complex during the fiscal year ended July 31, 2009. The Trust has no retirement or pension plans.

Name of Trustee	Aggregate Compensation From Trust[1]	Amount of Total Compensation that Has Been Deferred[2]	Total Compensation from the Portfolio and Fund Complex[3]
Robert P. Bremner	$338	$—	$256,854
Jack B. Evans	291	—	227,683
William C. Hunter	227	—	176,900
David J. Kundert	268	—	218,671
William J. Schneider	279	—	226,543
Judith M. Stockdale	252	—	199,862
Carole E. Stone	235	—	177,750
Terence J. Toth	273	—	217,622

[1]	The compensation paid, including deferred amounts to the independent trustees for the fiscal year ended July 31, 2009, for services to the Trust.

[2]

Pursuant to a deferred compensation agreement with the Trust, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen Funds. The amounts provided are the total deferred fees (including the return from the assumed investment in the eligible Nuveen Funds) payable from the Trust.

[3]	The Compensation paid (including any amounts deferred) to the independent trustees for the fiscal year ended July 31, 2009, for services to the Nuveen Funds.

Independent trustees receive a $100,000 annual retainer plus (a) a fee of $3,250 per day for attendance in person or by telephone at a regularly scheduled meeting of the Board of trustees; (b) a fee of $2,500 per meeting for attendance in person where such in-person attendance is required and $1,500 per meeting for attendance by telephone or in person where in-person attendance is not required at a special, non-regularly scheduled board meeting; (c) a fee of $2,000 per meeting for attendance in person or by telephone at an Audit Committee meeting; (d) a fee of $2,000 per meeting for attendance in person or by telephone at a regularly scheduled Compliance, Risk Management and Regulatory Oversight Committee meeting where in-person attendance is required and $1,000 per meeting for attendance by telephone or in person where in-person attendance is not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone for a meeting of the Dividend Committee; and (f) a fee of $500 per meeting for attendance in person at all other committee meetings ($1,000 for shareholder meetings) on a day on which no regularly scheduled board meeting is held in which in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required and $100 per meeting when the Executive Committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings. In addition to the payments described above, the Chairman of the Board of Trustees receives $50,000, the chairpersons of the Audit Committee, the Dividend Committee and the Compliance, Risk Management and Regulatory Oversight Committee receive $7,500 and the chairperson of the Nominating and Governance Committee receives $5,000 as additional retainers. Independent trustees also receive a fee of $2,500 per day for site visits to entities that provide services to the Nuveen Funds on days on which no regularly scheduled board meeting is held. When ad hoc committees are organized, the Nominating and Governance Committee will at the time of formation determine compensation to be paid to the members of such committee; however, in general, such fees will be $1,000 per meeting for attendance in person at any ad hoc committee meeting where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the Nuveen Funds on the basis of relative net asset, although fund management may, in its discretion, establish a minimum amount to be allocated to each fund.

The Trust does not have a retirement or pension plan. The Trust has a deferred compensation plan (the “Plan”) that permits any independent trustee to elect to defer receipt of all or a portion of his or her compensation as an independent trustee. The deferred compensation of a participating trustee is credited to a book reserve account of the Trust when the compensation would otherwise have been paid to the trustee. The value of the trustee’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen Funds. At the time for commencing distributions from a trustee’s deferral account, the independent trustee may elect to receive distributions in a lump sum or over a period of five years. The Trust will not be liable for any other fund’s obligations to make distributions under the Plan.

The Trust has no employees. The officers of the Trust and the trustee of the Trust who is not an independent trustee serve without any compensation from the Trust.

Share Ownership

The following table sets forth the dollar range of equity securities beneficially owned by each trustee as of December 31, 2008:

Name of Trustee	Dollar Range of Equity Securities in the Portfolio	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
John P. Amboian	$0	Over $100,000
Robert P. Bremner	$0	Over $100,000
Jack B. Evans	$0	Over $100,000
William C. Hunter	$0	Over $100,000
David J. Kundert	$0	Over $100,000
William J. Schneider	$0	Over $100,000
Judith M. Stockdale	$0	Over $100,000
Carole E. Stone	$0	$50,001-$100,000
Terence J. Toth	$0	Over $100,000

As of November 2, 2009, no officer or trustee of the Portfolio beneficially owned shares of the Portfolio.

The following table sets forth the percentage ownership of each person, who, as of November 2, 2009, owns of record, or is known by the Trust to own of record or beneficially 5% or more of the Portfolio’s shares.

Name of Fund and Class	Name and Address of Owner	Percentage of Record Ownership
Municipal Total Return Managed Accounts Portfolio	Merrill, Lynch, Pierce, Fenner & Smith For the Benefit of its Customers Attn Fund Admn/ 97NB2 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	82.18%

	Citigroup Global Markets Inc. House Account Attn Fund Admin/ 98598 4800 Deer Lake Dr E FL 3 Jacksonville, FL 32246-6484	17.09%

INVESTMENT ADVISER AND INVESTMENT MANAGEMENT AGREEMENT

Generally

NAM acts as investment adviser for and manages the investment and reinvestment of the assets of the Portfolio. NAM also administers the Trust’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as trustees or officers of the Trust if elected to such positions.

NAM is an affiliate of Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606, which is also the principal underwriter of the Portfolio’s shares. Nuveen is the principal underwriter for the Nuveen Mutual Funds, and has served as co-managing underwriter for the shares of the Nuveen Closed-End Exchange-Traded Funds. Nuveen and NAM are subsidiaries of Nuveen Investments.

On November 13, 2007, Nuveen Investments was acquired by investors led by Madison Dearborn Partners, LLC, which is a private equity investment firm based in Chicago, Illinois (the “MDP Acquisition”). The investor group led by Madison Dearborn Partners, LLC includes affiliates of Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”). Merrill Lynch has since been acquired by Bank of America Corporation. NAM has adopted policies and procedures that address arrangements involving NAM and Bank of America Corporation (including Merrill Lynch) that may give rise to certain conflicts of interest.

The Portfolio is dependent upon services and resources provided by its investment adviser, NAM, and therefore the investment adviser’s parent, Nuveen Investments. Nuveen Investments significantly increased its level of debt in connection with the MDP Acquisition. Nuveen Investments believes that monies generated from operations and cash on hand will be adequate to fund debt service requirements, capital expenditures and working capital requirements for the foreseeable future; however, Nuveen Investments’ ability to continue to fund these items, to service its debt and to maintain compliance with covenants in its debt agreements may be affected by general economic, financial, competitive, legislative, legal and regulatory factors and by its ability to refinance or repay outstanding indebtedness with scheduled maturities beginning in 2013. In the event that Nuveen Investments breaches certain of the covenants included in its debt agreements, the breach of such covenants may result in the accelerated payment of its outstanding debt, increase the cost of such debt or generally have an adverse effect on the financial condition of Nuveen Investments.

The Portfolio’s investment management agreement with NAM does not require the Portfolio to pay any management or other fees. Although the Portfolio does not compensate NAM directly for its services under the investment management agreement, NAM may benefit from its relationship with the sponsors of separately managed account programs in which the Portfolio is an investment option.

The Portfolio, the other Nuveen funds, NAM, and other related entities have adopted a code of ethics, which essentially prohibits all Nuveen fund management personnel, including Nuveen fund portfolio managers, from engaging in personal investments that compete or interfere with, or attempt to take advantage of, a fund’s anticipated or actual portfolio transactions, and is designed to assure that the interests of fund shareholders are placed before the interests of Nuveen personnel in connection with personal investment transactions.

Portfolio Manager

Martin J. Doyle has primary responsibility for the day-to-day implementation of the Portfolio’s investment strategies:

Other Accounts Managed. In addition to managing the Portfolio, Mr. Doyle is also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Martin J. Doyle	Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	0 0 19,587	$0 0 $17.2 billion

*	Assets are as of November 25, 2009. None of the assets in these accounts are subject to an advisory fee based on performance.

Compensation. The portfolio manager’s compensation consists of three basic elements—base salary, cash bonus and long-term incentive compensation. The compensation strategy is to annually compare overall compensation to the market in order to create a compensation structure that is competitive and consistent with similar financial services companies. As discussed below, several factors are considered in determining the portfolio manager’s total compensation. In any year these factors may include, among others, the effectiveness of the investment strategies recommended by the portfolio manager’s investment team, the investment performance of the accounts managed by the portfolio manager, and the overall performance of Nuveen Investments (NAM’s parent company). Although investment performance is a factor in determining the portfolio manager’s compensation, it is not necessarily a decisive factor. The portfolio manager’s performance is evaluated in part by comparing manager’s composite performance against specified investment benchmarks. This fund-specific benchmark is a customized subset (limited to certain bonds with certain maturity parameters) of the S&P/Investortools Municipal Bond Index, an index comprised of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily and whose fund holdings aggregate at least $2 million.

Base Salary. The portfolio manager is paid a base salary that is set at a level determined by NAM in accordance with its overall compensation strategy discussed above. NAM is not under any current contractual obligation to increase the portfolio manager’s base salary.

Cash Bonus. The portfolio manager is also eligible to receive an annual cash bonus. The level of this bonus is based upon evaluations and determinations made by the portfolio manager’s supervisors, along with reviews submitted by his peers. These reviews and evaluations often take into account a number of factors, including the effectiveness of the investment strategies recommended to NAM’s investment team, the performance of the accounts for which he serves as portfolio manager relative to any benchmarks established for those accounts, his effectiveness in communicating investment performance to stockholders and their representatives, and his contribution to NAM’s investment process and to the execution of investment strategies. The cash bonus component is also impacted by the overall performance of Nuveen Investments in achieving its business objectives.

Long-Term Incentive Compensation. In connection with the acquisition of Nuveen Investments by a group of investors lead by Madison Dearborn Partners, LLC in November 2007, certain employees, including portfolio managers, received profit interests in the parent company of Nuveen Investments. These profit interests entitle the holders to participate in the appreciation in the value of Nuveen Investments beyond the issue date and vest over five to seven years, or earlier in the case of a liquidity event. In addition, in July 2009, Nuveen Investments created and funded a trust, as part of a newly-established incentive program, which purchased shares of certain Nuveen Mutual Funds and awarded such shares, subject to vesting, to certain employees, including portfolio managers.

Material Conflicts of Interest. The portfolio manager’s simultaneous management of the Portfolio and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Portfolio and the other account. NAM, however, believes that such potential conflicts are mitigated by the fact that NAM has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager. In addition, the NAM has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

Beneficial Ownership of Securities. As of November 25, 2009, Mr. Doyle did not beneficially own any of the equity securities issued by the Portfolio and other Nuveen accounts managed by him.

Proxy Voting Policies

The Portfolio invests its assets primarily in municipal bonds and cash management securities. On rare occasions the Portfolio may acquire, directly or through a special purpose vehicle, equity securities of a municipal bond issuer whose bonds the Portfolio already owns when such bonds have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally will be to acquire control of the municipal bond issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer’s credit problem. In the course of exercising control of a distressed municipal issuer, NAM may pursue the Portfolio’s interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. NAM does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the 1940 Act, but nevertheless provides reports to the Portfolio’s Board of Trustees on its control activities on a quarterly basis.

In the rare event that a municipal issuer were to issue a proxy or that the Portfolio were to receive a proxy issued by a mutual fund, closed-end fund, or cash management security, NAM would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the Portfolio’s Board of Trustees or its representative. A member of NAM’s legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 206(4)-6, reports were filed with the SEC on Form N-PX, and the results provided to the Portfolio’s Board of Trustees and made available to shareholders as required by applicable rules.

PORTFOLIO TRANSACTIONS

NAM is responsible for decisions to buy and sell securities for the Portfolio, the placement of the Portfolio’s securities business, the negotiation of the prices to be paid or received for principal trades, and the allocation of its transactions among various dealer firms. Portfolio securities will normally be purchased directly from an underwriter in a new issue offering or in the over-the-counter secondary market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained elsewhere. Portfolio securities will not be purchased from Nuveen or its affiliates except in compliance with the 1940 Act.

The Portfolio expects that substantially all portfolio transactions will be effected on a principal (as opposed to an agency) basis and, accordingly, does not expect to pay significant amounts of brokerage commissions. Brokerage will not be allocated based on the sale of the Portfolio’s shares. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include the spread between the bid and asked price. It is the policy of NAM to seek the best execution under the circumstances of each trade. NAM evaluates price as the primary consideration, with the financial condition, reputation and responsiveness of the dealer considered secondarily in determining best execution. Given the best execution obtainable, it may be NAM’s practice to select dealers that, in addition, furnish research information (primarily credit analyses of issuers and general economic reports) and statistical and other services to NAM. It is not possible to place a dollar value on information and statistical and other services received from received from dealers. Since it is only supplementary to NAM’s own research efforts, the receipt of research information is not expected to reduce significantly NAM’s expenses. For certain secondary market transactions where the execution capability of two brokers is judged to be of substantially similar quality, NAM may randomly select one of them. While NAM will be primarily responsible for the placement of the portfolio transactions of the Portfolio, the policies and practices of NAM in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of Trustees.

NAM may manage other investment companies and investment accounts for other clients that have investment objectives similar to the Portfolio. Subject to applicable laws and regulations, NAM seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Portfolio and another advisory account. In making such allocations the main factors to be considered will be the respective investment objectives, the relative size of the portfolio holdings of the same or comparable securities, the availability of cash for investment or need to raise cash, and the size of investment commitments generally held. While this procedure could have a detrimental effect on the price or amount of the securities (or in the case of dispositions, the demand for securities) available to the Portfolio from time to time, it is the opinion of the Board of Trustees that the benefits available from NAM’s organization will outweigh any disadvantage that may arise from exposure to simultaneous transactions.

NET ASSET VALUE

As stated in the Prospectus, the net asset value of the shares of the Portfolio will be determined by State Street Bank & Trust Company, the Portfolio’s custodian, as of the close of trading (normally 4:00 p.m. New York Time) on each day on which the New York Stock Exchange (the “NYSE”) is normally open for trading. The NYSE is not open for trading on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of a class of shares of the Portfolio will be computed by dividing (a) the market value of the Portfolio’s assets attributable to the class, less the liabilities attributable to the class, by (b) the number of shares of the class outstanding.

In determining net asset value for the Portfolio, the Portfolio’s custodian utilizes the valuations of portfolio securities furnished by an independent pricing service approved by the trustees. Securities for which quotations are not readily available (which constitute the vast majority of the securities held by the Portfolio) are valued at fair value as determined by the pricing service using methods that include consideration of the following: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The pricing service may employ electronic data processing techniques and/or a matrix system to determine valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Board of Trustees.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate at fair value. These securities generally include but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of fund NAV; a security with respect to which an event has occurred that is likely to make it difficult or impossible to obtain a reliable market quotation; and, a security whose price, as provided by the pricing service, does not reflect the security’s “fair value.” As a general principle, the current “fair value” of an issue of securities would appear to be the amount which the owner might reasonably expect to receive for it upon its current sale. A variety of factors may be considered in determining the fair value of such securities.

TAX MATTERS

The following discussion of federal income tax matters is based upon the advice of Morgan, Lewis & Bockius LLP, counsel to the Trust.

This section summarizes some of the main U.S. federal income tax consequences of owning Units of the Portfolio. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Portfolio. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Portfolio. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

Portfolio Status

The Portfolio intends to qualify as a “regulated investment company” under the federal tax laws. If the Portfolio qualifies as a regulated investment company and distributes its income as required by the tax law, the Portfolio generally will not pay federal income taxes.

Distributions

After the end of each year, you will receive a tax statement that separates your Portfolio’s distributions into three categories, exempt-interest dividends, ordinary income distributions and capital gains dividends. Exempt-interest dividends generally are excluded from your gross income for federal income tax purposes. Some or all of the exempt-interest dividends, however, may be taken into account in determining your alternative minimum tax and may have other tax consequences (e.g., they may affect the amount of your social security benefits that are taxed). Ordinary income distributions are generally taxed at your ordinary tax rate. Generally, you will treat all capital gains dividends as long-term capital gains regardless of how long you have owned your shares. To determine your actual tax liability for your capital gains dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Portfolio may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you. The tax status of your distributions from the Portfolio is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The income from the Portfolio that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

Dividends Received Deduction

A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to dividends received from the Portfolio because the dividends received deduction is generally not available for distributions from regulated investment companies.

Sale or Redemption of Shares

If you sell or redeem your shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your shares from the amount you receive in the transaction. Your tax basis in your shares is generally equal to the cost of your shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your shares. Further, if you hold your shares for six months or less, any loss incurred by you related to the disposition of such a share will be disallowed to the extent of the exempt-interest dividends you received.

Capital Gains and Losses

If you are an individual, the maximum marginal federal tax rate for net capital gain is generally 15% (generally 5% for certain taxpayers in the 10% and 15% tax brackets). These new capital gains rates are generally effective for taxable years beginning before January 1, 2011. For later periods, if you are an individual, the maximum marginal federal tax rate for net capital gain is generally 20% (10% for certain taxpayers in the 10% and 15% tax brackets). The 20% rate is reduced to 18% and the 10% rate is reduced to 8% for long-term capital gains from most property acquired after December 31, 2000 with a holding period of more than five years.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your shares to determine your holding period. However, if you receive a capital gain dividend from your Trust and sell your share at a loss after holding it for six months or less, the loss will be disallowed to the extent of the exempt-interest dividends you received. To the extent, if any, it is not disallowed, it will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code treats certain capital gains as ordinary income in special situations.

Deductibility of Trust Expenses

Expenses incurred and deducted by the Portfolio will generally not be treated as income taxable to you. In some cases, however, you may be required to treat your portion of the Portfolio expenses as income. In these cases you may be able to take a deduction for these expenses. However, certain miscellaneous itemized deductions, such as investment expenses, may be deducted by individuals only to the extent that all of these deductions exceed 2% of the individual’s adjusted gross income. Further, because the Portfolio pays exempt-interest dividends, which are treated as exempt interest for federal income tax purposes, you will not be able to deduct some of your interest expense for debt that you incur or continue to purchase or carry your shares.

You should be aware that different separately managed account program sponsors charge their own clients differing wrapped or bundled fees based, among other things, on the services being provided by the sponsor. This structure raises the question of whether the Internal Revenue Service (“IRS”) or a court might attribute these differing payment rates to the Portfolio. Such a position, if asserted, could raise issues of whether the structure produces preferential dividends and, in turn, whether the Portfolio qualifies for tax treatment as a regulated investment company. If in any year the Portfolio should fail to qualify under Subchapter M of the Code for tax treatment as a regulated investment company, the Portfolio would incur corporate federal income tax (and to the extent applicable, corporate alternative minimum tax) upon its income for that year. Distributions to its shareholders would be taxable dividends to the extent of the Portfolio’s current and accumulated earnings and profits (including its tax-exempt income). Such taxable dividends should qualify for the dividends received deduction for corporate shareholders and should be taxable as qualified dividend income for federal income tax purposes for individual shareholders to the extent certain holding period requirements and other requirements are satisfied. In addition, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company. The Board of Trustees reserves the right not to maintain the qualification of the Portfolio as a regulated investment company if it determines such course of action to be beneficial to shareholders.

NAM believes that based upon its arrangements with the various separately managed account program sponsors and the intended operation of the Portfolio, these concerns should not arise. You should be aware, however, that there is no authority on point, and that if the IRS or a court were to take a contrary position, the Portfolio’s fee arrangement could cause the dividends paid by the Portfolio not to qualify for the dividends-paid deduction because they were considered preferential dividends. In that case, the Portfolio would fail to qualify as a regulated investment company with the consequences described above.

You should be aware that the IRS recently issued a memorandum which indicates that an asset-based “flat-fee” paid by an investor to an investment advisor for investment services is not a “carrying charge” (and is therefore not capitalized). Rather, the memorandum indicates that the fees paid to the investment advisor are currently deductible (subject to applicable limitations, discussed below) investment expenses. Were the position described in the memorandum to apply to the wrapped or bundled fees paid to the managed account program sponsors, such fees would likely be treated by shareholders as “miscellaneous itemized deductions” and would be deductible only to the extent that the shareholder claims itemized deductions (versus the standard deduction) and, further, to the extent that the shareholder’s total miscellaneous itemized deductions for a taxable year exceed two percent of the shareholder’s adjusted gross income. Fees allocable to earning tax-exempt income (such as the exempt-income dividends paid by the Portfolio) are generally not deductible and would not be affected by the issues. You should consult your tax advisor regarding the deductibility to you of any wrapped or bundled fees paid to the managed account sponsor with respect to your investment in the Portfolio.

PURCHASE AND REDEMPTION OF SHARES

As described in the Prospectus, the Portfolio is only available to separately managed account clients where NAM has an agreement to serve as investment adviser or sub-adviser to the account with the separately managed account program sponsor or directly with the client.

Suspension of Right of Redemption

The Portfolio may suspend the right of redemption of shares or delay payment more than seven days (a) during any period when the NYSE is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Portfolio normally utilizes is restricted, or an emergency exists as determined by the Securities and Exchange Commission so that trading of the Portfolio’s investments or determination of its net asset value is not reasonably practicable, or (c) for any other periods that the Securities and Exchange Commission by order may permit for protection of Portfolio shareholders.

Redemption In-Kind

The Portfolio has reserved the right to redeem in-kind (that is, to pay redemption requests in cash and portfolio securities, or wholly in portfolio securities), although the Portfolio has no present intention to redeem in-kind. The Portfolio voluntarily has committed to pay in cash all requests for redemption by any shareholder, limited as to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Portfolio at the beginning of the 90-day period.

Frequent Trading Policy

The Portfolio’s Frequent Trading Policy is as follows:

The Portfolio is intended as a long-term investment and not as a short-term trading vehicle. At the same time, the Portfolio recognizes the need of investors periodically to make purchases and redemptions of Portfolio shares when rebalancing their portfolios and as their financial needs or circumstances change. The Portfolio has adopted the following Frequent Trading Policy that seeks to balance these needs against the potential for higher operating costs, portfolio management disruption and other inefficiencies that can be caused by excessive trading of Portfolio shares.

1. Definition of Round Trip

A Round Trip trade is the purchase and subsequent redemption of Portfolio shares, including by exchange. Each side of a Round Trip trade may be comprised of either a single transaction or a series of closely-spaced transactions.

2. Round Trip Trade Limitations

The Portfolio limits the frequency of Round Trip trades that may be placed in the portfolio. Subject to certain exceptions noted below, the Portfolio limits an investor to four Round Trips per trailing 12-month period and may also restrict the trading privileges of an investor who makes a Round Trip within a 30-day period if the purchase and redemption are of substantially similar dollar amounts and represent at least 25% of the value of the investor’s account.

3. Enforcement

Trades placed in violation of the foregoing policies are subject to rejection or cancellation by the Portfolio. The Portfolio may also bar an investor (and/or the investor’s financial advisor) who has violated these policies from opening new accounts with the Portfolio and may restrict the investor’s existing account(s) to redemptions only. The Portfolio reserves the right, in its sole discretion, to (a) interpret the terms and application of these policies, (b) waive unintentional or minor violations (including transactions below certain dollar thresholds) if the Portfolio determines that doing so does not harm the interests of Portfolio shareholders, and (c) exclude certain classes of redemptions from the application of the trading restrictions set forth above.

The Portfolio reserves the right to impose restrictions on purchases or exchanges that are more restrictive than those stated above if it determines, in its sole discretion, that a proposed transaction or series of transactions involve market timing or excessive trading that is likely to be detrimental to the Portfolio. The Portfolio may also modify or suspend the Frequent Trading Policy without notice during periods of market stress or other unusual circumstances.

The ability of the Portfolio to implement the Frequent Trading Policy for omnibus accounts at certain financial intermediaries may be dependent on receiving from those intermediaries sufficient shareholder information to permit monitoring of trade activity and enforcement of the Portfolio’s Frequent Trading Policy. In addition, the Portfolio may rely on a financial intermediary’s policy to restrict market timing and excessive trading if the Portfolio believes that the policy is reasonably designed to prevent market timing that is detrimental to the Portfolio. Such policy may be more or less restrictive than the Portfolio’s Policy. The Portfolio cannot ensure that these financial intermediaries will in all cases apply the Portfolio’s policy or their own policies, as the case may be, to accounts under their control.

Exclusions from the Frequent Trading Policy. As stated above, certain redemptions are eligible for exclusion from the Frequent Trading Policy, including: (i) redemptions or exchanges by shareholders investing through the fee-based platforms of certain financial intermediaries (where the intermediary charges an asset-based or comprehensive fee for its services) that are effected by the financial intermediaries in connection with systematic portfolio rebalancing; (ii) when there is a verified trade error correction, which occurs when a dealer firm sends a trade to correct an earlier trade made in error and then the firm sends an explanation to the Portfolio confirming that the trade is actually an error correction; (iii) in the event of total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed; (iv) in the event of the death of the shareholder (including a registered joint owner); (v) redemptions made pursuant to a systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of an account’s net asset value depending on the frequency of the plan as designated by the shareholder; (vi) redemptions of shares that were purchased through a systematic investment program; (vii) involuntary redemptions caused by operation of law; (viii) redemptions in connection with a payment of account or plan fees; (ix) redemptions or exchanges by any “fund of funds” advised by NAM; and (x) redemptions in connection with the exercise of the Portfolio’s right to redeem all shares in an account that does not maintain a certain minimum balance or that the applicable board has determined may have material adverse consequences to the shareholders of the Portfolio.

In addition, the following redemptions of shares by an employer-sponsored qualified defined contribution retirement plan are excluded from the Frequent Trading Policy: (i) partial or complete redemptions in connection with a distribution without penalty under Section 72(t) of the Internal Revenue Code (the “Code”) from a retirement plan: (a) upon attaining age 59 1/2; (b) as part of a series of substantially equal periodic payments, or (c) upon separation from service and attaining age 55; (ii) partial or complete redemptions in connection with a qualifying loan or hardship withdrawal; (iii) complete redemptions in connection with termination of employment, plan termination or transfer to another employer’s plan or IRA or changes in a plan’s record keeper; and (iv) redemptions resulting from the return of an excess contribution. Also, the following redemptions of shares held in an IRA account are excluded from the application of the Frequent Trading Policy: (i) redemptions made pursuant to an IRA systematic withdrawal based on the shareholder’s life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(A)(iv) prior to age 59 1/2; and (ii) redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Portfolio has adopted a policy on the disclosure of portfolio holdings which provides that the Portfolio, (including its investment adviser, distributor, and agents and employees thereof) may not disclose the Portfolio’s portfolio holdings information to any person other than in accordance with the policy. Under the policy, persons associated with the Portfolio may not solicit or accept any compensation or other consideration in connection with the disclosure of portfolio holdings information. Portfolio holdings information may be provided to third parties if such information has been included in the Portfolio’s public filings with the SEC or is disclosed on the Portfolio’s publicly accessible Web site, www.nuveen.com. Information posted on the website may be separately provided to any person commencing the day after it is first posted. For Municipal Funds, this information is posted monthly approximately 5 business days after the end of the month as of which the information is current. For other Funds this information is posted monthly approximately 5 business days after the end of the month following the month as of which the information is current. Additionally, the Portfolio posts on the website a list of top ten holdings as of the end of each month, approximately 5 business days after the end of the month as of which the information is current. The Portfolio reserves the right to revise this posting schedule in the future. The information posted will remain available on the website at least until the Portfolio files with the SEC its Form N-CSR or Form N-Q for the period that includes the date as of which the website information is current.

Portfolio-holdings information that is not filed with the SEC or posted on the publicly available website may be provided to third parties if the recipient is required to keep the information confidential and not misuse it, either by virtue of the recipient’s duties to the Portfolio as an agent or service provider or by explicit agreement. In this connection, portfolio holdings information will be disclosed on an ongoing basis in the normal course of investment and administrative operations to service providers, including the Portfolio’s investment adviser, distributor, independent registered public accounting firm, custodian and fund accounting agent. Portfolio holdings information will also be provided to financial printers (including R.R. Donnelley Financial, Financial Graphic Services), proxy voting services (including RiskMetrics Group, Inc., ADP Investor Communication Services and Glass, Lewis & Co.), vendors that assist with the pricing of portfolio holdings (including Interactive Data Corporation and Standard & Poor’s), firms that have been retained by the Portfolio or its adviser to process corporate actions or file proof of claims (including Securities Class Action Services), and legal counsel to the Portfolio, the Portfolio’s independent directors, or investment advisers (including K&L Gates LLP, Morgan, Lewis & Bockius LLP and Chapman and Cutler LLP). The Portfolio’s investment adviser may also provide portfolio holdings information to broker-dealers from time to time in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities. In providing this information, reasonable precautions are taken in an effort to avoid potential misuse of information, including limitations on the scope of the portfolio holdings information disclosed when applicable.

The Portfolio or its investment adviser may also provide portfolio holdings information on an ongoing basis to third parties that provide portfolio analytical tools or assistance with portfolio accounting, straight-through processing or trade order management (including Vestek Systems, Thompson Financial, Factset Research Systems and Advent Software), trading cost analysis (including Elkins/McSherry, LLC and Abel/Noser Corp.) or other portfolio management services; third parties that supply their analyses of holdings information, but not the holdings information itself, to their clients (including retirement plan sponsors or their consultants); and certain independent rating and ranking organizations (including Standard & Poor’s, Moody’s Investor Services and Lipper, Inc.). The Portfolio or its investment adviser, or distributor may also provide portfolio holdings information to third party firms for due diligence purposes in connection with the firm’s decision to offer or continue to offer shares to customers or in anticipation of a merger involving the Portfolio, or in other circumstances. To the extent that these disclosures are made prior to the posting of the information on the publicly available website, designated officers of the Portfolio must first make a determination that there is a legitimate business purpose for doing so and the recipient is subject to a duty to maintain the confidentiality of the information and not misuse it.

Portfolio holdings information will also be disclosed as required by law to regulatory agencies, listing authorities or in connection with litigation.

Compliance personnel of the Portfolio and its investment adviser periodically monitor overall compliance with the policy to ascertain whether portfolio holdings information is disclosed in a manner that is consistent with the policy. Reports are made periodically to the Board of Trustees.

There is no assurance that the Portfolio’s policies on portfolio holdings information will protect the Portfolio from the potential misuse of portfolio holdings information by individuals or firms in possession of such information.

Compliance personnel of the Portfolio and its investment adviser periodically monitor overall compliance with the policy to ascertain whether portfolio holdings information is disclosed in a manner that is consistent with the policy. Reports are made periodically to the Portfolio’s Board of Trustees.

There is no assurance that the Portfolio’s policies on portfolio holdings information will protect the Portfolio from the potential misuse of portfolio holdings information by individuals or firms in possession of such information.

DISTRIBUTION

Nuveen serves as the principal underwriter of the shares of the Portfolio pursuant to a “best efforts” arrangement as provided by a distribution agreement with the Trust, dated May 1, 2007 (the “Distribution Agreement”). Pursuant to the Distribution Agreement, the Trust appointed Nuveen to be its agent for the distribution of the Portfolio’s shares on a continuous offering basis. Nuveen sells shares to or through brokers, dealers, banks or other qualified financial intermediaries (collectively referred to as “Dealers”), or others, in a manner consistent with the then effective registration statement of the Trust. Pursuant to the Distribution Agreement, Nuveen, at its own expense, finances certain activities incident to the sale and distribution of the Portfolio’s shares, including printing and distributing of prospectuses and statements of additional information to other than existing shareholders, the printing and distributing of sales literature, advertising and payment of compensation and giving of concessions to Dealers. Nuveen receives for its services the excess, if any, of the sales price of the Portfolio’s shares less the net asset value of those shares, and reallows a majority or all of such amounts to the Dealers who sold the shares; Nuveen may act as such a Dealer.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, CUSTODIAN AND TRANSFER AGENT

PricewaterhouseCoopers LLP, independent registered public accounting firm, One North Wacker Drive, Chicago, Illinois 60606, has been selected as auditors for the Trust. In addition to audit services, the auditors will provide assistance on accounting, internal control, tax and related matters.

The custodian of the assets of the Portfolio is State Street Bank & Trust Company, 1 Federal Street, 2nd Floor, Boston, Massachusetts 02110. The custodian performs custodial, fund accounting and portfolio accounting services.

The Portfolio’s transfer, shareholder services, and dividend paying agent is Boston Financial Data Services, 66 Brooks Drive, Braintree, Massachusetts 02184.

FINANCIAL STATEMENTS

The audited financial statements for the Portfolio appear in its Annual Report and the financial statements from such Annual Report are incorporated herein by reference. The Annual Report is available without charge by calling (800) 257-8787.

APPENDIX A

RATINGS OF INVESTMENTS

Standard & Poors Ratings Group—A brief description of the applicable Standard & Poors Ratings Group (“S&P”) rating symbols and their meanings (as published by S&P) follows:

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion evaluates the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation;

•

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

INVESTMENT GRADE

AAA	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

SPECULATIVE GRADE RATING

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC	An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C	A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms.

D	An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (-): the ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR	This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings (Commercial Paper)

A-1	A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2	A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3	A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B	A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1	A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2	A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3	A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C	A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D	A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Dual Ratings

Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

Moody’s Investors Service, Inc.—A brief description of the applicable Moody’s Investors Service, Inc. (Moody’s) rating symbols and their meanings (as published by Moody’s) follows:

Long-Term Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

MOODY’S LONG-TERM RATING DEFINITIONS:

Aaa	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings (Commercial Paper)

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual shortterm debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

A brief description of the applicable Fitch Inc. (“Fitch”) ratings symbols and meanings (as Published by Fitch) follows:

Long Term Debt

INVESTMENT GRADE

AAA	Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA	Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A	High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB	Good credit quality. ‘BBB’ ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

SPECULATIVE GRADE

BB	Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B	Highly speculative.

For issuers and performing obligations, ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of ‘RR1’ (outstanding).

CCC	For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of ‘RR2’ (superior), or ‘RR3’ (good) or ‘RR4’ (average).

CC	For issuers and performing obligations, default of some kind appears probable.

For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of ‘RR4’ (average) or ‘RR5’ (below average).

C	For issuers and performing obligations, default is imminent.

For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of ‘RR6’ (poor).

RD	Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D	Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

Failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;

The bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor;

The distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated ‘D’ upon a default. Defaulted and distressed obligations typically are rated along the continuum of ‘C’ to ‘B’ ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the ‘B’ or ‘CCC-C’ categories.

Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

Short-Term Ratings (Commercial Paper)

F1	Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3	Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

B	Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

C	High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D	Indicates an entity or sovereign that has defaulted on all of its financial obligations.

NOTES TO SHORT-TERM RATINGS:

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are ‘stable’ could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as the those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term ‘put’ or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Fitch’s ratings on U.S. public finance debt securities measure credit quality relative of other U.S. public finance debt securities. Loss rates of most Fitch-rated U.S. public finance debt securities have historically been significantly lower, and are expected to continue to be significantly lower, than other debt instruments rated comparably by Fitch.

APPENDIX B

DESCRIPTION OF HEDGING TECHNIQUES

Set forth below is additional information regarding the Portfolio’s defensive hedging techniques and use of repurchase agreements.

Futures and Index Transactions

Financial Futures. A financial future is an agreement between two parties to buy and sell a security for a set price on a future date. They have been designed by boards of trade that have been designated “contracts markets” by the Commodity Futures Trading Commission (“CFTC”).

The purchase of financial futures is for the purpose of hedging the Portfolio’s existing or anticipated holdings of long-term debt securities. When the Portfolio purchases a financial future, it deposits in cash or securities an “initial margin” of between 1% and 5% of the contract amount. Thereafter, the Portfolio’s account is either credited or debited on a daily basis in correlation with the fluctuation in price of the underlying future or other requirements imposed by the exchange in order to maintain an orderly market. The Portfolio must make additional payments to cover debits to its account and has the right to withdraw credits in excess of the liquidity, the Portfolio may close out its position at any time prior to expiration of the financial future by taking an opposite position. At closing a final determination of debits and credits is made, additional cash is paid by or to the Portfolio to settle the final determination and the Portfolio realizes a loss or gain depending on whether on a net basis it made or received such payments.

The sale of financial futures is for the purpose of hedging the Portfolio’s existing or anticipated holdings of long-term debt securities. For example, if the Portfolio owns long-term bonds and interest rates were expected to increase, it might sell financial futures. If interest rates did increase, the value of long-term bonds in the Portfolio’s portfolio would decline, but the value of the Portfolio’s financial futures would be expected to increase at approximately the same rate thereby keeping the net asset value of the Portfolio from declining as much as it otherwise would have.

Among the risks associated with the use of financial futures by the Portfolio as a hedging device, perhaps the most significant is the imperfect correlation between movements in the price of the financial futures and movements in the price of the debt securities that are the subject of the hedge.

Thus, if the price of the financial future moves less or more than the price of the securities that are the subject of the hedge, the hedge will not be fully effective. To compensate for this imperfect correlation, the Portfolio may enter into financial futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility of the financial futures. Conversely, the Portfolio may enter into fewer financial futures if the historical volatility of the price of the securities being hedged is less than the historical volatility of the financial futures.

The market prices of financial futures may also be affected by factors other than interest rates. One of these factors is the possibility that rapid changes in the volume of closing transactions, whether due to volatile markets or movements by speculators, would temporarily distort the normal relationship between the markets in the financial future and the chosen debt securities. In these circumstances as well as in periods of rapid and large price movements. The Portfolio might find it difficult or impossible to close out a particular transaction.

Options on Financial Futures. The Portfolio may also purchase or sell put or call options on financial futures that are traded on a U.S. Exchange or board of trade and enter into closing transactions with respect to such options to terminate an existing position. Currently, options can be purchased with respect to financial futures on U.S. Treasury Bonds, U.S. Treasury Notes, and/or Eurodollar futures contracts on The Chicago Board of Trade or the Chicago Mercantile Exchange. The purchase of put options on financial futures is analogous to the purchase or sale of put options by the Portfolio on its portfolio securities to hedge against the risk of rising or declining interest rates. As with options on debt securities, the holder of an option may terminate his position by buying or selling an option of the same type. There is no guarantee that such closing transactions can be effected.

Index Contracts

Index Futures. A tax-exempt bond index, which assigns relative values to the tax-exempt bonds included in the index, is traded on the Chicago Board of Trade. The index fluctuates with changes in the market values of all tax-exempt bonds included rather than a single bond. An index future is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash—rather than any security—equal to specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the index future was originally written. Thus, an index future is similar to traditional financial futures except that settlement is made in cash.

Index Options. The Portfolio may also purchase or sell put or call options on U.S. government or tax-exempt bond index futures and enter into closing transactions with respect to such options to terminate an existing position. Options on index futures are similar to options on debt instruments except that an option on an index future gives the purchaser the right, in return for the premium paid, to assume a position in an index contract rather than an underlying security at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance of the writer’s futures margin account which represents the amount by which the market price of the index futures contract, at exercise, is less than the exercise price of the option on the index future.

Bond index futures and options transactions would be subject to risks similar to transactions in financial futures and options thereon as described above. No series will enter into transactions in index or financial futures or related options unless and until, in NAM’s opinion, the market for such instruments has developed sufficiently.

Repurchase Agreements

The Portfolio may invest temporarily up to 5% of its assets in repurchase agreements, which are agreements pursuant to which securities are acquired by the Portfolio from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Portfolio is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. The Portfolio may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers, provided that such banks or dealers meet the creditworthiness standards established by the Portfolio’s Board of Trustees (“Qualified Institutions”). NAM will monitor the continued creditworthiness of Qualified Institutions, subject to the oversight of the Portfolio’s Board of Trustees.

The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Portfolio will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Portfolio’s ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Portfolio may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Portfolio may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

The resale price reflects the purchase price plus an agreed upon market rate of interest that is unrelated to the coupon rate or date of maturity of the purchased security. The collateral is marked to market daily. Such agreements permit the Portfolio to keep all its assets earning interest while retaining “overnight” flexibility in pursuit of investments of a longer-term nature.

Swap Agreements

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or swapped between the parties are calculated with respect to a notional amount (the amount or value of the underlying asset used in computing the particular interest rate, return, or other amount to be exchanged) in a particular foreign currency, or in a basket of securities representing a particular index. Swap agreements may include (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate or cap; (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level or floor; and (iii) interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels or collar amounts.

The Portfolio may enter into interest rate, credit default, securities index, commodity, or security and currency exchange rate swap agreements for any purpose consistent with the Portfolio’s investment objective, such as for the purpose of attempting to obtain, enhance, or preserve a particular desired return or spread at a lower cost to the Portfolio than if the Portfolio had invested directly in an instrument that yielded that desired return or spread. The Portfolio also may enter into swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that the Portfolio anticipates purchasing at a later date.

Whether the Portfolio’s use of swap agreements will be successful in furthering its investment objective will depend, in part, on the ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments and the changes in the future values, indices, or rates covered by the swap agreement. Swap agreements may be considered to be illiquid. Moreover, the Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Portfolio will enter swap agreements only with counterparties that the Adviser reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, the Portfolio will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction. Certain restrictions imposed on the Portfolio by the Internal Revenue Code of 1986 may limit the Portfolio’s ability to use swap agreements. The swap market is largely unregulated.

MAI-MAPS-1109P

PART C—OTHER INFORMATION

Item 23: Exhibits:

a.1	Declaration of Trust of Registrant. (1)

a.2	Amended and Restated Declaration of Trust. (2)

a.3	Amended and Restated Designation of Series of Shares of Beneficial Interest of the Registrant, dated December 20, 2007. (4)

b.	By-Laws of Registrant. (2)

c.	Not applicable.

d.1	Management Agreement between Registrant and Nuveen Asset Management, dated November 13, 2007. (3)

d.2	Renewal of Management Agreement between Registrant and Nuveen Asset Management, dated [ ], 2009 to be filed by amendment.

e.	Distribution Agreement between Registrant and Nuveen Investments, LLC. (2)

f.	Not applicable.

g.1	Amended and Restated Master Custodian Agreement between Registrant and State Street Bank and Trust Company. (1)

g.2	Appendix A to the Amended and Restated Master Custodian Agreement, dated July 1, 2008. (5)

h.1	Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company. (1)

h.2	Schedule A to the Transfer Agency and Service Agreement, dated December 26, 2007. (4)

i.	Opinion of Morgan, Lewis & Bockius LLP. (6)

j.	Consent of independent registered public accounting firm, PricewaterhouseCoopers LLP. (6)

k.	Not applicable.

l.	Subscription Agreement between Registrant and Nuveen Asset Management. (2)

m.	Not applicable.

n.	Not applicable.

o.	Reserved.

p.	Code of Ethics and Reporting Requirements of Certain Subsidiaries of Nuveen Investments, Inc. (5)

q.	Powers of Attorney for Messrs. Amboian, Bremner, Evans, Hunter, Kundert, Schneider and Toth and Mss. Stockdale and Stone. (5)

(1)	Incorporated by reference to the initial registration statement filed on Form N-1A for Registrant.
(2)	Incorporated by reference to pre-effective amendment no. 1 filed on Form N-1A for Registrant.
(3)	Incorporated by reference to post-effective amendment no. 2 filed on Form N-1A for Registrant.
(4)	Incorporated by reference to post-effective amendment no. 3 filed on Form N-1A for Registrant.
(5)	Incorporated by reference to post-effective amendment no. 4 filed on Form N-1A for Registrant.
(6)	Filed herewith.

Item 24: Persons Controlled by or under Common Control with Fund.

Not applicable.

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Item 25: Indemnification.

Section 4 of Article XII of Registrant’s Declaration of Trust provides as follows:

Subject to the exceptions and limitations contained in this Section 4, every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person:

(a) against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

(b) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; or

(c) in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct:

(i) by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

(ii) by written opinion of independent legal counsel.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 4 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4, provided that either:

(a) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

(b) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

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As used in this Section 4, a “Disinterested Trustee” is one (x) who is not an Interested Person of the Trust (including, as such Disinterested Trustee, anyone who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (y) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending.

As used in this Section 4, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the word “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

The trustees and officers of the Registrant are covered by Investment Trust Errors and Omission policies in the aggregate amount of $50,000,000 (with a maximum deductible of $500,000) against liability and expenses of claims of wrongful acts arising out of their position with the Registrant, except for matters which involved willful acts, bad faith, gross negligence and willful disregard of duty (i.e., where the insured did not act in good faith for a purpose he or she reasonably believed to be in the best interest of Registrant or where he or she shall have had reasonable cause to believe this conduct was unlawful).

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to the officers, trustees or controlling persons of the Registrant pursuant to the Declaration of Trust of the Registrant or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by an officer or trustee or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such officer, trustee or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

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Item 26: Business and Other Connections of Investment Adviser.

(a) Nuveen Asset Management (“NAM”) manages the Registrant and serves as investment adviser or manager to other open-end and closed-end management investment companies and to separately managed accounts. The principal business address for all of these investment companies and the persons named below is 333 West Wacker Drive, Chicago, Illinois 60606.

A description of any other business, profession, vocation or employment of a substantial nature in which the directors and officers of NAM who serve as officers or trustees of the Registrant have engaged during the last two years for his or her account or in the capacity of director, officer, employee, partner or trustee appears under “Management” in the Statement of Additional Information. Such information for the remaining senior officers of NAM appears below:

Name and Position with NAM	Other Business, Profession, Vocation or Employment During Past Two Years

John P. Amboian, Chief Executive Officer and Director

Chairman (since May 2008), Chief Executive Officer and Director of Nuveen Investments, Inc.; Chief Executive Officer of Nuveen Investments, LLC, Rittenhouse Asset Management, Inc., Nuveen Investments Advisers Inc., Nuveen Investments Holdings, Inc., NWQ Holdings, LLC and Nuveen Investments Institutional Services Group LLC.

Stuart J. Cohen, Managing Director, Assistant Secretary and Assistant General Counsel

Managing Director, Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; Vice President and Assistant Secretary of Nuveen Investments Holdings, Inc., Nuveen Investments Institutional Services Group LLC and Rittenhouse Asset Management, Inc.; Vice President of Nuveen Investments Advisers Inc.; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC, Nuveen HydePark Group, LLC, Nuveen Investment Solutions, Inc., Tradewinds Global Investors, LLC, NWQ Holdings, LLC, Santa Barbara Asset Management, LLC and Symphony Asset Management LLC.

Sherri A. Hlavacek, Vice President, Treasurer and Corporate Controller

Vice President and Corporate Controller of Nuveen Investments, Inc.; Vice President, Corporate Controller and Treasurer of Nuveen Investments, LLC, Nuveen Investments Holdings, Inc. and Nuveen Investments Advisers Inc.; Vice President and Treasurer of NWQ Holdings, LLC, Nuveen Investment Solutions, Inc., Rittenhouse Asset Management, Inc., Nuveen HydePark Group, LLC, Nuveen Investments Institutional Services Group LLC, Tradewinds Global Investors, LLC, Symphony Asset Management, LLC and NWQ Investment Management Company, LLC; Vice President and Assistant Secretary of Santa Barbara Asset Management, LLC; Certified Public Accountant.

4

Name and Position with NAM	Other Business, Profession, Vocation or Employment During Past Two Years

Mary E. Keefe, Managing Director and Chief Compliance Officer

Managing Director (since 2004) and Director of Compliance of Nuveen Investments, Inc.; Managing Director and Chief Compliance Officer of Nuveen Investments, LLC, Nuveen Investments Advisers Inc., Nuveen Investments Institutional Services Group LLC, Symphony Asset Management, LLC, and Rittenhouse Asset Management, Inc.; Chief Compliance Officer of Santa Barbara Asset Management, LLC, Nuveen Investment Solutions, Inc. and Nuveen HydePark Group, LLC.

John L. MacCarthy, Executive Vice President and Secretary

Executive Vice President (since 2008), formerly, Senior Vice President (2006-2008), Secretary and General Counsel (since 2006) of Nuveen Investments, Inc., Nuveen Investments, LLC, Rittenhouse Asset Management, Inc., and Nuveen Investments Holdings, Inc.; Executive Vice President (since 2008), formerly, Senior Vice President (2006-2008) and Secretary (since 2006) of Nuveen Investments Advisers Inc., NWQ Holdings, LLC, and Nuveen Investments Institutional Services Group LLC, NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management, LLC, Santa Barbara Asset Management, LLC, Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc.; formerly, Partner at law firm of Winston & Strawn LLP.

Glenn R. Richter, Executive Vice President	Executive Vice President, Chief Administrative Officer of Nuveen Investments, Inc. (since 2006); Executive Vice President of Nuveen Investments, LLC; Executive Vice President of Nuveen Investments Holdings, Inc.; Chief Administrative Officer of NWQ Holdings, LLC; formerly, Executive Vice President and Chief Financial Officer of RR Donnelley and Sons (2004-2005).

*	Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were organized into Nuveen Asset Management, effective January 1, 2005.

Item 27: Principal Underwriters.

(a) Nuveen Investments, LLC (“Nuveen”) acts as principal underwriter to the following open-end management investment companies: Nuveen Multistate Trust I, II, III and IV; Nuveen Municipal Trust; Nuveen Investment Trust; Nuveen Investment Trust II, III and V; and the Registrant.

5

(b)

Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Registrant
John P. Amboian 333 West Wacker Drive Chicago, IL 60606	Chief Executive Officer	Trustee

William Adams IV 333 West Wacker Drive Chicago, IL 60606	Executive Vice President	None

Alan A. Brown 333 West Wacker Drive Chicago, IL 60606	Executive Vice President, Mutual Funds	Vice President

Lorna Ferguson 333 West Wacker Drive Chicago, IL 60606	Managing Director	Vice President

Stephen D. Foy 333 West Wacker Drive Chicago, IL 60606	Vice President and Funds Controller	Vice President and Controller

Mary E. Keefe 333 West Wacker Drive Chicago, IL 60606	Managing Director and Chief Compliance Officer	None

John L. MacCarthy 333 West Wacker Drive Chicago, IL 60606	Executive Vice President, Secretary and General Counsel	None

Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606	Managing Director and Assistant Secretary	Vice President and Secretary

Larry W. Martin 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	Vice President and Assistant Secretary

Glenn R. Richter 333 West Wacker Drive Chicago, IL 60606	Executive Vice President	None

Christopher M. Rohrbacher 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	Vice President and Assistant Secretary

Paul C. Williams 333 West Wacker Drive Chicago, IL 60606	Managing Director	None

Mark L. Winget 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	Vice President and Assistant Secretary

Gifford R. Zimmerman 333 West Wacker Drive Chicago, IL 60606	Managing Director and Assistant Secretary	Chief Administrative Officer

(c) Not applicable.

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Item 28: Location of Accounts and Records.

Nuveen Asset Management, 333 West Wacker Drive, Chicago, Illinois 60606, maintains the Declaration of Trust, By-Laws, minutes of trustees and shareholder meetings and contracts of the Registrant and all advisory material of the investment adviser.

State Street Bank and Trust Company, P.O. Box 5043, Boston, Massachusetts 02206-5043, maintains all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other required records not maintained by Nuveen Asset Management.

Boston Financial Data Services, Inc., P.O. Box 8530, Boston, Massachusetts 02266-8530, maintains all the required records in its capacity as transfer, dividend paying, and shareholder service agent for the Registrant.

Item 29: Management Services.

Not applicable.

Item 30: Undertakings.

(a) Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Chicago, and State of Illinois, on the 27th day of November, 2009.

NUVEEN MANAGED ACCOUNTS PORTFOLIOS TRUST

/S/ KEVIN J. MCCARTHY
Kevin J. McCarthy, Vice President and Secretary

Pursuant to the requirements of the Securities Act, this post-effective amendment to the registration statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title			Date
/S/ STEPHEN D. FOY STEPHEN D. FOY	Vice President and Controller (principal financial and accounting officer)			November 27, 2009

/S/ GIFFORD R. ZIMMERMAN GIFFORD R. ZIMMERMAN	Chief Administrative Officer (principal executive officer)			November 27, 2009

ROBERT P. BREMNER*	Chairman and Trustee	ý ï ï ï ï ï ï ï ï ï ï ï þ ï ï ï ï ï ï ï ï ï ï ï þ	By	/S/ GIFFORD R. ZIMMERMAN GIFFORD R. ZIMMERMAN Attorney-in-Fact November 27, 2009
JOHN P. AMBOIAN*	Trustee
JACK B. EVANS*	Trustee
WILLIAM C. HUNTER*	Trustee
DAVID J. KUNDERT*	Trustee
WILLIAM J. SCHNEIDER*	Trustee
JUDITH M. STOCKDALE*	Trustee
CAROLE E. STONE*	Trustee
TERENCE J. TOTH*	Trustee

* An original power of attorney authorizing, among others, Kevin J. McCarthy, Larry W. Martin and Gifford R. Zimmerman to execute this registration statement, and amendments thereto, for each of the trustees of the Registrant has been executed and filed with the Securities and Exchange Commission.

EXHIBIT INDEX

Name	Exhibit

Opinion of Morgan, Lewis & Bockius LLP.	i

Consent of independent registered public accounting firm, PricewaterhouseCoopers LLP.	j